     As filed with the U.S. Securities and Exchange Commission on April 30, 2003
                                                      Registration No. 333-55172
 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933   [_]
                     POST-EFFECTIVE AMENDMENT NO. 5   [X]

                              --------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 20 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                               THOMAS C. LAUERMAN, ESQ.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                              --------------------

It is proposed that this filing become effective (check appropriate box)

         [_] immediately upon filing pursuant to paragraph (b) of Rule 485

         [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485

         [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

         [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

                        VARIABLE ESTATE PROTECTION EDGE

    a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
 EQUITY OPTIONS:
  Equity Index.....................................    SSgA Funds Management, Inc.
  Large Cap Value..................................    T. Rowe Price Associates, Inc.
  Large Cap Value CORE (SM)........................    Goldman Sachs Asset Management, L.P.
  Large Cap Growth.................................    Independence Investment LLC
  Large Cap Aggressive Growth......................    Janus Capital Management, LLC
  Earnings Growth..................................    Fidelity Management & Research Company
  Growth & Income..................................    Independence Investment LLC and Putnam Investment
                                                        Management, LLC
  Fundamental Value................................    Wellington Management Company, LLP
  Fundamental Growth...............................    Putnam Investment Management, LLC
  Mid Cap Value....................................    T. Rowe Price Associates, Inc.
  Small/Mid Cap CORE (SM)..........................    Goldman Sachs Asset Management,L.P.
  Small/Mid Cap Growth.............................    Wellington Management Company, LLP
  Small Cap Value..................................    T. Rowe Price Associates, Inc. and Wellington
                                                        Management Company, LLP
  Small Cap Growth.................................    John Hancock Advisers, LLC
  Small Cap Emerging Growth........................    Wellington Management Company, LLP
  AIM V.I. Premier Equity..........................    A I M Advisors, Inc.
  AIM V.I. Capital Development.....................    A I M Advisors, Inc.
  Fidelity VIP Contrafund (R) .....................    Fidelity Management & Research Company
  MFS Investors Growth Stock.......................    MFS Investment Management (R)
  MFS Research.....................................    MFS Investment Management (R)
  International Equity Index.......................    Independence Investment LLC
  International Opportunities......................    T. Rowe Price International, Inc.
  Overseas Equity..................................    Capital Guardian Trust Company
  Fidelity VIP Overseas............................    Fidelity Management & Research Company
  Emerging Markets Equity..........................    Van Kampen (a registered trade name of Morgan
                                                        Stanley Investment Management Inc.)
  Janus Aspen Worldwide Growth.....................    Janus Capital Management, LLC
  Real Estate Equity...............................    RREEF America LLC and Van Kampen (a registered trade
                                                        name of Morgan Stanley Investment Management Inc.)
  Health Sciences..................................    Wellington Management Company, LLP
  Financial Industries.............................    John Hancock Advisers, LLC
  Janus Aspen Global Technology....................    Janus Capital Management, LLC
 BALANCED OPTIONS:
  Managed..........................................    Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond..................................    Independence Investment LLC
  Bond Index.......................................    Standish Mellon Asset Management Company LLC
  Active Bond......................................    John Hancock Advisers, LLC
  Total Return Bond................................    Pacific Investment Management Company LLC
  High Yield Bond..................................    Wellington Management Company, LLP
  Global Bond......................................    Capital Guardian Trust Company
  Money Market.....................................    Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS






This prospectus is arranged in the following way:



     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.



     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.



     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 35.



     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.



After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any contingent deferred sales charge that then applies . This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 23.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 14.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium        5% of any premium paid
-------------------------------------------------------------------------------
 TAX CHARGE              Upon payment of premium        3.60% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       100% of first year
 DEFERRAL SALES CHARGE   within the period stated       Target Premium for
 (CDSC)                                                 surrenders in policy
                                                        year 1*

                         Upon reduction of Basic Sum    Pro rata portion of
                         Insured as a result of a       applicable CDSC
                         partial withdrawal
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 MAXIMUM TRANSFER        Upon each transfer into or     $25 (currently $0)**
 CHARGE                  out of a variable
                         investment option beyond an
                         annual limit of not less
                         than 12
-------------------------------------------------------------------------------


  * The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is ussed and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

  ** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

-----------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                                         AMOUNT DEDUCTED
                                                  ---------------------------------------------------------------------
        CHARGE            WHEN CHARGE IS DEDUCTED     GUARANTEED RATE                        CURRENT RATE
-----------------------------------------------------------------------------------------------------------------------
INSURANCE CHARGE*
 MINIMUM CHARGE........   Monthly                 $0.0001 per $1,000 of AAR         $0.0001 per $1,000 of AAR
 MAXIMUM CHARGE........   Monthly                 $ 83.20 per $1,000 of AAR         $65.27 per $1,000 of AAR
 CHARGE FOR REPRESEN-
 TATIVE INSURED PERSONS   Monthly                 $0.003 per $1,000 of AAR          $0.003 per $1,000 of AAR
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM ISSUE CHARGE      Monthly                 1.83% of Target Premium plus      1.83% of Target Premium
                                                  5c per $1,000 of Basic Sum        plus 5c per $1,000 of Basic Sum
                                                  Insured at issue                  Insured at issue
-----------------------------------------------------------------------------------------------------------------------
MAINTENANCE CHARGE        Monthly                 $12                               $9
-----------------------------------------------------------------------------------------------------------------------
ASSET-BASED RISK          Monthly                 .05% of account value             .05% of first $25,000 of
CHARGE***                                                                           account value
                                                                                    .05% of all amounts in
                                                                                    excess of $25,000 in policy
                                                                                    years 1-10
                                                                                    .02% of all amounts in
                                                                                    excess of $25,000 in policy
                                                                                    years 11-20
                                                                                    .01% of all amounts in
                                                                                    excess of $25,000 in policy
                                                                                    year 21 and thereafter
-----------------------------------------------------------------------------------------------------------------------


  * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

  ** The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.

  *** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.


--------------------------------------------------------------------------------
                                RIDER CHARGES
-------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
OPTIONAL ENHANCED       Upon payment of         4% of all premiums paid in
 CASH VALUE RIDER       premium                 the first two policy years up
                                                to the Target Premium in each
                                                year
-------------------------------------------------------------------------------
POLICY SPLIT OPTION     Monthly                 3c per $1,000 of current
 RIDER                                          Total Sum Insured
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                               RIDER CHARGES
----------------------------------------------------------------------------------------------------------
        CHARGE                          WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------
FOUR YEAR TERM RIDER*
 MINIMUM CHARGE....................     Monthly                   $0.004 per $1,000 of Term Death Benefit
 MAXIMUM CHARGE....................     Monthly                   $0.02 per $1,000 of Term Death Benefit
 CHARGE FOR REPRESENTATIVE INSURED
 PERSONS...........................     Monthly                   $0.005 per $1,000 of Term Death Benefit
----------------------------------------------------------------------------------------------------------

  * The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.23%                3.45%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.23%                1.60%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------

   * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
  TRUST I (NOTE 1):
-------------------------------------------------------------------------------------------------------------------------------
Equity Index.....................     0.13%           N/A             0.10%           0.23%          0.00%           0.23%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value..................     0.75%           N/A             0.08%           0.83%          0.00%           0.83%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE (SM)........     0.74%           N/A             0.23%           0.97%          0.13%           0.84%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth.................     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth......     0.87%           N/A             0.11%           0.98%          0.01%           0.97%
-------------------------------------------------------------------------------------------------------------------------------
Earnings Growth*.................     0.95%           N/A             0.09%           1.04%          0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Growth & Income..................     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value................     0.77%           N/A             0.08%           0.85%          0.00%           0.85%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth...............     0.90%           N/A             0.26%           1.16%          0.16%           1.00%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value....................     1.10%           N/A             0.10%           1.20%          0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM)..........     1.05%           N/A             0.25%           1.30%          0.15%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth.............     0.97%           N/A             0.10%           1.07%          0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value..................     0.95%           N/A             0.09%           1.04%          0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth.................     1.05%           N/A             0.08%           1.13%          0.00%           1.13%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth*.......     1.05%           N/A             0.14%           1.19%          0.04%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index.......     0.18%           N/A             0.28%           0.46%          0.18%           0.28%
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities......     1.14%           N/A             0.41%           1.55%          0.31%           1.24%
-------------------------------------------------------------------------------------------------------------------------------
Overseas Equity*.................     1.05%           N/A             0.40%           1.45%          0.30%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity..........     1.50%           N/A             1.95%           3.45%          1.85%           1.60%
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity...............     0.98%           N/A             0.09%           1.07%          0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Health Sciences..................     1.00%           N/A             0.35%           1.35%          0.25%           1.10%
-------------------------------------------------------------------------------------------------------------------------------
Financial Industries.............     0.80%           N/A             0.10%           0.90%          0.00%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Managed..........................     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond..................     0.60%           N/A             0.08%           0.68%          0.00%           0.68%
-------------------------------------------------------------------------------------------------------------------------------
Bond Index.......................     0.14%           N/A             0.11%           0.25%          0.01%           0.24%
-------------------------------------------------------------------------------------------------------------------------------
Active Bond......................     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
-------------------------------------------------------------------------------------------------------------------------------
Total Return Bond................     1.10%           N/A             0.10%           1.20%          0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond..................     0.80%           N/A             0.16%           0.96%          0.06%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Global Bond......................     0.85%           N/A             0.16%           1.01%          0.06%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Money Market.....................     0.25%           N/A             0.07%           0.32%          0.00%           0.32%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund.....     0.61%           N/A             0.24%           0.85%          0.00%           0.85%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development
 Fund............................     0.75%          0.25%            0.39%           1.39%          0.00%           1.39%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas..........    0.73%          0.10%            0.17%           1.00%          0.00%           1.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R).....    0.58%          0.10%            0.10%           0.78%          0.00%           0.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 - INITIAL CLASS SHARES (NOTE 2):
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock.....    0.75%           N/A             0.13%           0.88%          0.00%           0.88%
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research...................    0.75%           N/A             0.12%           0.87%          0.00%           0.87%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE
 SHARES CLASS (NOTE 3):
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth......    0.65%          0.25%            0.05%           0.95%          0.00%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology.....    0.65%          0.25%            0.07%           0.97%          0.00%           0.97%
-------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM) funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. The percentages shown for the Mid Cap Value and Total Return Bond funds are estimates because the funds were not in operation prior to the date of this prospectus. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

      * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity" and Overseas Equity was formerly "Global Balanced."

(2) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.87% for MFS Investors Growth Stock, 0.86% for MFS Research and 1.04% for MFS New Discovery.

(3) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangement.

                              DETAILED INFORMATION


This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PGE
TDescription of JHVLICO......................................................           13
Description of John Hancock Variable Life Account S..........................           13
Description of the Underlying Funds..........................................           13
 Voting privileges that you will have........................................           14
 Changes we can make to a Series Fund or the Account.........................           14
The Fixed Investment Option..................................................           15
Premiums.....................................................................           15
 Planned Premiums............................................................           15
 Maximum premium payments....................................................           15
 Ways to pay premiums........................................................           15
 Processing premium payments.................................................           16
Lapse and Reinstatement......................................................           16
 Guaranteed death benefit feature............................................           17
The Death Benefit............................................................           17
 Limitations on payment of death benefit.....................................           18
 Basic Sum Insured vs. Additional Sum Insured................................           18
 The minimum insurance amount................................................           18
 When the younger insured person reaches 100.................................           19
 Requesting an increase in coverage..........................................           19
 Requesting a decrease in coverage...........................................           19
 Change of death benefit option..............................................           20
 Effective date of certain policy transactions...............................           20
 Tax consequences of coverage changes........................................           20
 Your beneficiary............................................................           20
 Ways in which we pay out policy proceeds....................................           20
 Changing a payment option...................................................           21
 Tax impact of payment option chosen.........................................           21
The Account Value............................................................           21
 Commencement of investment performance......................................           21
 Allocation of future premium payments.......................................           21
 Transfers of existing account value.........................................           21
 Dollar cost averaging.......................................................           22
Surrender and Partial Withdrawals............................................           22
Full surrender...............................................................           22
Partial withdrawals..........................................................           22
Policy loans.................................................................           23

CONTENTS OF THIS SECTION                                                         BEGINNING ON PGE
 Repayment of policy loans...................................................           23
 Effects of policy loans.....................................................           23
Description of Charges at the Policy Level...................................           24
 Deductions from premium payments............................................           24
 Deductions from account value...............................................           24
 Additional information about how certain policy charges work................           25
 Other charges we could impose in the future.................................           26
Description of Charges at the Fund Level.....................................           26
Other Policy Benefits, Rights and Limitations................................           27
 Optional benefit riders you can add.........................................           27
 Policy split option rider...................................................           27
 Optional enhanced cash value rider..........................................           27
 Four year term rider........................................................           27
 Variations in policy terms..................................................           27
 Procedures for issuance of a policy.........................................           28
 Changes that we can make as to your policy..................................           29
 The owner of the policy.....................................................           29
 Policy cancellation right...................................................           29
 Reports that you will receive...............................................           29
 Assigning your policy.......................................................           30
 When we pay policy proceeds.................................................           30
 How you communicate with us.................................................           31
Tax considerations...........................................................           32
 General.....................................................................           32
 Policy proceeds.............................................................           32
 Other policy distributions..................................................           32
 Diversification rules and ownership of the Account..........................           33
 7-pay premium limit.........................................................           33
 Corporate and H.R. 10 plans.................................................           34
Legal matters................................................................           34
Financial Statements Reference...............................................           34
Registration statement filed with the SEC....................................           34
Accounting and actuarial experts.............................................           34

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 32. Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term " monthly deduction date" is defined on page 28 under " Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

     . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the policy anniversary nearest the younger insured person's 100th birthday (regardless of whether such younger insured person remains alive until that policy anniversary). The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date .

     The Age 100 GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect . On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The Death Benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

     If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

     If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement" below.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     .


     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100" on page XX). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 32).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called

"corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 32). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the Basic Sum Insured plus a percentage of the account value on the date of death of the last surviving insured person. The percentage will be equal to the ratio of Additional Sum Insured to Total Sum Insured on the day immediately preceding the age 100 adjustment date. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.


Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" on page 20. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

     .    the remaining Basic Sum Insured will be at least $250,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" on page 20. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge (`CDSC')" on page 25).

Change of death benefit option

     You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

     Please read "The minimum insurance amount" on page 18 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 32 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 24.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program would not be counted toward any such limit.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .    The most you can transfer at any one time is the greater of (i) $500
          (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The Death Benefit" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge (`CDSC')" on page 25).

POLICY LOANS

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     .    We first determine the surrender value of your policy.


     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.


     . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the result of the second item above.


     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4. 0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.


     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.


If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

..    Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

..    Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

Deductions from account value

..    Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. Part of the charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.833%. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum Insured at issue. This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5c. In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.

..    Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time.
     However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit" on page 17).

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .0501%. We guarantee that this percentage will never exceed .0501%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .0501% for policy years 1 through 10, .0167% for policy years 11 through 20, and .0083% for policy years 21 and thereafter. We guarantee that these percentages will never exceed .0501 % for all policy years. This charge does not apply to the fixed investment option.

..    Optional benefits charge - Monthly charges for certain optional insurance benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Optional benefit riders you can add" on page 27.

..    Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:

                ----------------------------------------------------------------
                      POLICY YEAR(S)             PERCENTAGE OF PREMIUMS RECEIVED
                            1                                 100%
                            2                                  93%
                            3                                  86%
                            4                                  79%
                            5                                  71%
                            6                                  64%
                            7                                  57%
                            8                                  50%
                            9                                  43%
                            10                                 36%
                            11                                 29%
                            12                                 21%
                            13                                 14%
                            14                                  7%
                       15 and later                             0%
                ----------------------------------------------------------------

     The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals" on page 22)

..    Partial withdrawal charge - A $20 charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8 and 9) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 8 and 9 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

Policy split option rider

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Optional enhanced cash value rider

     If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 24. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Four year term rider

     This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 28).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     .    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                          PAGE
Account..........................................................             13
account value....................................................              3
Additional Sum Insured...........................................             17
asset-based risk charge..........................................             24
attained age.....................................................             24
Basic Sum Insured................................................             17
beneficiary......................................................             20
business day.....................................................             14
changing Option A or B...........................................             20
changing the Total Sum Insured...................................             19
charges..........................................................             24
Code.............................................................             32
contingent deferred sales charge.................................             25
cost of insurance rates..........................................             24
date of issue....................................................             28
death benefit....................................................              3
deductions.......................................................             24
dollar cost averaging............................................             22
expenses of the Series Funds.....................................             26
fixed investment option..........................................             15
full surrender...................................................             22
funds............................................................             13
grace period.....................................................             16
guaranteed death benefit feature.................................             17
Guaranteed Death Benefit Premium.................................             17
insurance charge.................................................             24
insured person...................................................              3
investment options...............................................              1
JHVLICO..........................................................             13
lapse............................................................             16
loan.............................................................             23
loan interest....................................................             23
maximum premiums.................................................             15
Minimum Initial Premium..........................................             28
minimum insurance amount.........................................             18
modified endowment...............................................             33
monthly deduction date...........................................             28
Option A; Option B...............................................              3
optional benefit riders..........................................             27
optional benefits charge.........................................             24
owner............................................................             29
partial withdrawal...............................................             22
partial withdrawal charge........................................             25
payment options..................................................             20
Planned Premium..................................................             15
policy anniversary...............................................             28
policy year......................................................             28
policy split option rider........................................             27
premium; premium payment.........................................              3
premium sales charge.............................................             24
prospectus.......................................................              2
receive; receipt.................................................             31
reinstate; reinstatement.........................................             16
SEC..............................................................             13
Separate Account S...............................................             13
Series Funds.....................................................             13
Servicing Office.................................................     Back Cover
special loan account.............................................             23
subaccount.......................................................             13
surrender........................................................              3
surrender value..................................................              3
Target Premium...................................................             24
tax considerations...............................................             32
telephone transactions...........................................             31
Total Sum Insured................................................             17
transfers of account value.......................................             21
variable investment options......................................             13
we; us...........................................................             13
withdrawal.......................................................             22
withdrawal charge................................................             25
you; your........................................................             29

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                   EXPRESS DELIVERY            MAIL DELIVERY
                   ----------------            -------------
                529 Main Street (X-4)           P.O. Box 111
                Charlestown, MA 02129         Boston, MA 02117



                        PHONE:                      FAX:
                        ------                      ----
                    1-800-732-5543             1-617-886-3048









     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-7782

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account S ("Registrant")
                       Interests are made available under

                        VARIABLE ESTATE PROTECTION EDGE
    a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,

   . 5% of all premiums paid up to the Target Premium in policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premium payments paid in policy years 5 through 10.

  In situations where the broker dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 91.6% of the Target Premium paid in the first policy year, 8% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each of policy years 5 through 10,

   . 7.64% of any premium paid in the first policy year in excess of the Target Premium,

   . 4% of any premium paid in each of policy years 2 through 4 in excess of the Target Premium and 2% of any premium paid in each of policy years 5 through 10 in excess of the Target Premium,

   . 0.35% of account value less policy loans in policy years 2 through 10, and

   . 0.15% of account value less policy loans in policy year 11 and thereafter.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:


2002. . .       $100,282,138
2001. . .       $114,921,206
2000. . .       $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.




                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                             December 31
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002
  - $83.3; 2001 - $82.1) . . . . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                   Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                       Accumulated
                                Additional                Other          Total
                        Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings     Income         Equity         Shares
                        ------  ----------  --------  -------------  -------------  -------------
                                        (in millions, except for share amounts)

Balance at January 1,
 2000 . . . . . . . .    $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income. . . . . .                          99.4                        99.4
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                      11.2            11.2
                                                                       --------
Comprehensive income                                                      110.6
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2000 . . . . . .    $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income. . . . . .                         144.9                       144.9
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                       7.9             7.9
                                                                       --------
Comprehensive income.                                                     152.8
Change in accounting
 principle. . . . . .                                       7.2             7.2
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income . . . . .                         114.8                       114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      10.0            10.0
 Cash Flow Hedges . .                                      (1.5)           (1.5)
                                                                       --------
Comprehensive income.                                                     123.3
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                         ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers.
 Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included
in other invested assets.   Special purpose entities (SPEs) in which the Company
does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.


Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at a price of $17.00 per share.


Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses.
 When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses).
 Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.
  The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.


Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.


Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.


Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.


Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them.
 The Company also estimates that none of its relationships with VIEs are significant to the Company.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.


SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.


Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.


Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.


Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:



                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======



Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========





                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate     $5.5         --        $2.6         $2.9
 Real estate to be disposed of      0.8         --         0.8           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                   ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .      --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . .      --       (1.2)
                                                                -       -----
Net impaired mortgage loans on real estate . . . . . . . .      --      $ 1.2
                                                                =       =====



The average investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. .     $1.2      $3.3      $2.1
Interest income recognized on impaired loans . .       --       0.5       0.3



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2



At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:



                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======



Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.


Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:



                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====



A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======



The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.


Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums            Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  ----------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====



For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998.
 The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date.
 Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:



                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:



                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====



(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.



                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:



                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------



The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:



                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2





                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====





                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors


To the Policyholders of
John Hancock Variable Life Account S of
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth, MFS Research Series IC, AIM V.I. Capital Development Series, AYCO Growth Fund, CSI Equity, Fidelity VIP II Overseas, and M Fund Business Opportunities Value Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP





Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account S

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                  International
                         Large Cap     Active        Equity       Small Cap      Global
                          Growth        Bond          Index        Growth       Balanced
                        Subaccount   Subaccount    Subaccount    Subaccount    Subaccount
                        ----------   ----------   -------------  ----------    ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $80,402,878  $71,583,878   $26,807,353   $24,739,182   $4,503,560
Receivable from
 portfolio/JHVLICO. .            --           --            --            --           --
                        -----------  -----------   -----------   -----------   ----------
Total assets. . . . .    80,402,878   71,583,878    26,807,353    24,739,182    4,503,560
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --            --           --
                        -----------  -----------   -----------   -----------   ----------
Total liabilities . .            --           --            --            --           --
                        -----------  -----------   -----------   -----------   ----------
                        $80,402,878  $71,583,878   $26,807,353   $24,739,182   $4,503,560
                        ===========  ===========   ===========   ===========   ==========
Net assets:
In accumulation . . .   $80,402,878  $71,583,878   $26,807,353   $24,739,182   $4,503,560
                        -----------  -----------   -----------   -----------   ----------
Total net assets. . .   $80,402,878  $71,583,878   $26,807,353   $24,739,182   $4,503,560
                        ===========  ===========   ===========   ===========   ==========
Units outstanding . .     4,988,922    3,869,184     2,509,599     2,331,680      429,907
                        ===========  ===========   ===========   ===========   ==========
Unit value (in
 accumulation). . . .   $     16.12  $     18.50   $     10.68   $     10.61   $    10.48
                        ===========  ===========   ===========   ===========   ==========



                           Multi        Large                    Small/Mid       Real
                            Cap          Cap         Money          Cap         Estate
                          Growth        Value        Market       Growth        Equity
                        Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
                        ----------   ----------    ----------   ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $30,566,412  $83,400,781  $295,899,299  $22,211,720   $24,763,040
Receivable from
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total assets. . . . .    30,566,412   83,400,781   295,899,299   22,211,720    24,763,040
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total liabilities . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
                         30,566,412   83,400,781   295,899,299   22,211,720   $24,763,040
                        ===========  ===========  ============  ===========   ===========
Net assets:
In accumulation . . .   $30,566,412  $83,400,781  $295,899,299  $22,211,720   $24,763,040
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $30,566,412  $83,400,781  $295,899,299  $22,211,720   $24,763,040
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     3,093,962    5,310,253    21,562,762    1,448,342     1,174,196
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      9.88  $     15.71  $      13.72  $     15.34   $     21.09
                        ===========  ===========  ============  ===========   ===========



See accompanying notes.

                      John Hancock Variable Life Account S

                               December 31, 2002


                          Growth &                  Short-Term    Small Cap    International
                           Income       Managed        Bond        Equity      Opportunities
                         Subaccount    Subaccount   Subaccount   Subaccount     Subaccount
                        ------------  ------------  -----------  -----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $111,605,295  $117,787,335  $46,860,085  $16,938,336    $27,666,351
Receivable from
 portfolio/JHVLICO. .             --            --           --           --             --
                        ------------  ------------  -----------  -----------    -----------
Total assets. . . . .    111,605,295   117,787,335   46,860,085   16,938,336     27,666,351
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --           --           --             --
                        ------------  ------------  -----------  -----------    -----------
Total liabilities . .             --            --           --           --             --
                        ------------  ------------  -----------  -----------    -----------
                        $111,605,295  $117,787,335  $46,860,085  $16,938,336    $27,666,351
                        ============  ============  ===========  ===========    ===========
Net assets:
In accumulation . . .   $111,605,295  $117,787,335  $46,860,085  $16,938,336    $27,666,351
                        ------------  ------------  -----------  -----------    -----------
Total net assets. . .   $111,605,295  $117,787,335  $46,860,085  $16,938,336    $27,666,351
                        ============  ============  ===========  ===========    ===========
Units outstanding . .      6,131,921     4,652,838    2,991,444    2,199,064      3,121,009
                        ============  ============  ===========  ===========    ===========
Unit value (in
 accumulation). . . .   $      18.20  $      25.32  $     15.66  $      7.70    $      8.86
                        ============  ============  ===========  ===========    ===========



                                                                     Emerging
                                           Equity       Global       Markets
                                           Index         Bond         Equity
                                         Subaccount   Subaccount    Subaccount
                                        ------------  -----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .   $196,772,070  $16,140,039   $8,442,791
Receivable from portfolio/JHVLICO . .             --           --           --
                                        ------------  -----------   ----------
Total assets. . . . . . . . . . . . .    196,772,070   16,140,039    8,442,791
Liabilities
Payable to portfolio/JHVLICO. . . . .             --           --           --
                                        ------------  -----------   ----------
Total liabilities . . . . . . . . . .             --           --           --
                                        ------------  -----------   ----------
                                        $196,772,070  $16,140,039   $8,442,791
                                        ============  ===========   ==========
Net assets:
In accumulation . . . . . . . . . . .   $196,772,070  $16,140,039   $8,442,791
                                        ------------  -----------   ----------
Total net assets. . . . . . . . . . .   $196,772,070  $16,140,039   $8,442,791
                                        ============  ===========   ==========
Units outstanding . . . . . . . . . .     14,262,313    1,023,128    1,232,108
                                        ============  ===========   ==========
Unit value (in accumulation). . . . .   $      13.80  $     15.78   $     6.85
                                        ============  ===========   ==========



See accompanying notes.

                      John Hancock Variable Life Account S

                               December 31, 2002


                                        Small        High        Turner         Brandes
                           Bond        Mid Cap       Yield        Core       International
                           Index        CORE         Bond        Growth         Equity
                        Subaccount   Subaccount   Subaccount   Subaccount     Subaccount
                        -----------  -----------  -----------  -----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $49,916,875  $19,376,202  $17,517,358  $        --    $        --
Outside Trust, at
 value. . . . . . . .            --           --           --   18,790,378     47,583,460
Receivable from
 portfolio/JHVLICO. .            --           --           --           --             --
                        -----------  -----------  -----------  -----------    -----------
Total assets. . . . .    49,916,875   19,376,202   17,517,358   18,790,378     47,583,460
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --           --           --             --
                        -----------  -----------  -----------  -----------    -----------
Total liabilities . .            --           --           --           --             --
                        -----------  -----------  -----------  -----------    -----------
                        $49,916,875  $19,376,202  $17,517,358  $18,790,378    $47,583,460
                        ===========  ===========  ===========  ===========    ===========
Net assets:
In accumulation . . .   $49,916,875  $19,376,202  $17,517,358  $18,790,378    $47,583,460
                        -----------  -----------  -----------  -----------    -----------
Total net assets. . .   $49,916,875  $19,376,202  $17,517,358  $18,790,378    $47,583,460
                        ===========  ===========  ===========  ===========    ===========
Units outstanding . .     3,637,105    2,017,601    1,997,378    1,431,940      3,637,581
                        ===========  ===========  ===========  ===========    ===========
Unit value (in
 accumulation). . . .   $     13,72  $      9.60  $      8.77  $     13.12    $     13.08
                        ===========  ===========  ===========  ===========    ===========



                          Frontier     Clifton    Large Cap                  AIM V.I.
                          Capital      Enhanced   Aggessive   Fundamental    Premier
                        Appreciation  US Equity     Growth      Growth       Equities
                         Subaccount   Subaccount  Subaccount  Subaccount    Subaccount
                        ------------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $        --   $       --  $1,995,528  $1,584,302    $       --
Outside Trust, at
 value. . . . . . . .    29,688,260    9,167,766          --          --     2,017,240
Receivable from
 portfolio/JHVLICO. .            --           --          --          --            --
                        -----------   ----------  ----------  ----------    ----------
Total assets. . . . .    29,688,260    9,167,766   1,995,528   1,584,302     2,017,240
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --          --          --            --
                        -----------   ----------  ----------  ----------    ----------
Total liabilities . .            --           --          --          --            --
                        -----------   ----------  ----------  ----------    ----------
                        $29,688,260   $9,167,766  $1,995,528  $1,584,302    $2,017,240
                        ===========   ==========  ==========  ==========    ==========
Net assets:
In accumulation . . .   $29,688,260   $9,167,766  $1,995,528  $1,584,302    $2,017,240
                        -----------   ----------  ----------  ----------    ----------
Total net assets. . .   $29,688,260   $9,167,766  $1,995,528  $1,584,302    $2,017,240
                        ===========   ==========  ==========  ==========    ==========
Units outstanding . .     1,862,141      891,863     403,155     321,326       248,696
                        ===========   ==========  ==========  ==========    ==========
Unit value (in
 accumulation). . . .   $     15.94   $    10.28  $     4.95  $     4.93    $     8.11
                        ===========   ==========  ==========  ==========    ==========



See accompanying notes.

                      John Hancock Variable Life Account S

                               December 31, 2002



                         Fidelity    Fidelity    Janus Aspen  Janus Aspen    MFS New
                           VIP        VIP II       Global      Worldwide    Discovery
                          Growth    Contrafund   Technology     Growth        Series
                        Subaccount  Subaccount   Subaccount   Subaccount    Subaccount
                        ----------  -----------  -----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .   $6,141,922  $13,283,126   $853,509    $2,605,132    $5,311,332
Receivable from
 portfolio/JHVLICO. .           --           --         --            --            --
                        ----------  -----------   --------    ----------    ----------
Total assets. . . . .    6,141,922   13,283,126    853,509     2,605,132     5,311,332
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --         --            --            --
                        ----------  -----------   --------    ----------    ----------
Total liabilities . .           --           --         --            --            --
                        ----------  -----------   --------    ----------    ----------
                        $6,141,922  $13,283,126   $853,509    $2,605,132    $5,311,332
                        ==========  ===========   ========    ==========    ==========
Net assets:
In accumulation . . .   $6,141,922  $13,283,126   $853,509    $2,605,132    $5,311,332
Total net assets. . .   $6,141,922  $13,283,126   $853,509    $2,605,132    $5,311,332
                        ==========  ===========   ========    ==========    ==========
Units outstanding . .      613,069    1,418,171    342,293       545,122       744,589
                        ==========  ===========   ========    ==========    ==========
Unit value (in
 accumulation). . . .   $    10.02  $      9.37   $   2.49    $     4.78    $     7.13
                        ==========  ===========   ========    ==========    ==========


                                                          V.A.         V.A.
                                          Templeton    Financial     Relative
                                        International  Industries     Value
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Declaration Trust,
 at value . . . . . . . . . . . . . .    $       --     $260,548     $446,908
Outside Trust, at value . . . . . . .     1,400,336           --           --
Receivable from portfolio/JHVLICO . .            --           --           --
                                         ----------     --------     --------
Total assets. . . . . . . . . . . . .     1,400,336      260,548      446,908
Liabilities
Payable to portfolio/JHVLICO. . . . .            --           --           --
                                         ----------     --------     --------
Total liabilities . . . . . . . . . .            --           --           --
                                         ----------     --------     --------
                                         $1,400,336     $260,548     $446,908
                                         ==========     ========     ========
Net assets:
In accumulation . . . . . . . . . . .    $1,400,336     $260,548     $446,908
Total net assets. . . . . . . . . . .    $1,400,336     $260,548     $446,908
                                         ==========     ========     ========
Units outstanding . . . . . . . . . .       187,188       30,265       55,092
                                         ==========     ========     ========
Unit value (in accumulation). . . . .    $     7.48     $   8.61     $   8.11
                                         ==========     ========     ========



See accompanying notes.

                      John Hancock Variable Life Account S

                               December 31, 2002



                           V.A.
                        Strategic     Health    Large Cap   Fundamental    Small Cap
                          Income     Sciences   Value CORE     Value         Value
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  -----------  -------------
Assets
Investment in shares
 of portfolios of:
John Hancock
 Declaration Trust,
 at value . . . . . .    $227,125   $       --  $       --  $        --   $        --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .          --    1,002,739   3,401,244   30,881,929    25,592,153
Receivable from
 portfolio/JHVLICO. .          41           --          --           --            --
                         --------   ----------  ----------  -----------   -----------
Total assets. . . . .    $227,166   $1,002,739  $3,401,244  $30,881,929   $25,592,153
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --          --           --            --
                         --------   ----------  ----------  -----------   -----------
Total liabilities . .          --           --          --           --            --
                         --------   ----------  ----------  -----------   -----------
                         $227,166   $1,002,739  $3,401,244  $30,881,929   $25,592,153
                         ========   ==========  ==========  ===========   ===========
Net assets:
In accumulation . . .    $227,166   $1,002,739  $3,401,244  $30,881,929   $25,592,153
                         --------   ----------  ----------  -----------   -----------
Total net assets. . .    $227,166   $1,002,739  $3,401,244  $30,881,929   $25,592,153
                         ========   ==========  ==========  ===========   ===========
Units outstanding . .      17,157      128,021     423,044    3,884,672     2,446,136
                         ========   ==========  ==========  ===========   ===========
Unit value (in
 accumulation). . . .    $  13.24   $     7.83  $     8.04  $      7.95   $     10.46
                         ========   ==========  ==========  ===========   ===========



                                                                  AIM V.I. Capital
                         AIM V.I.   MFS Investors  MFS Research     Development
                          Growth       Growth       Series IC          Series
                        Subaccount   Subaccount     Subaccount       Subaccount
                        ----------  -------------  ------------  ------------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .    $347,265     $518,651       $225,905         $87,678
Receivable from
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total assets. . . . .     347,265      518,651        225,905          87,678
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total liabilities . .          --           --             --              --
                         --------     --------       --------         -------
                         $347,265     $518,651       $225,905         $87,678
                         ========     ========       ========         =======
Net assets:
In accumulation . . .    $347,265     $518,651       $225,905         $87,678
                         --------     --------       --------         -------
Total net assets. . .    $347,265     $518,651       $225,905         $87,678
                         ========     ========       ========         =======
Units outstanding . .      51,757       78,625         23,290          11,675
                         ========     ========       ========         =======
Unit value (in
 accumulation). . . .    $   6.71     $   6.60       $   9.70         $  7.51
                         ========     ========       ========         =======



See accompanying notes.

                      John Hancock Variable Life Account S

                               December 31, 2002


                             AYCO                  Fidelity    M Fund Business
                            Growth       CSI        VIP II      Opportunities
                             Fund       Equity     Overseas         Value
                          Subaccount  Subaccount  Subaccount     Subaccount
                          ----------  ----------  ----------  -----------------
Assets
Investment in shares of
 portfolios of:
Outside Trust, at value    $77,537     $27,369     $64,842        $747,452
Receivable from
 portfolio/JHVLICO. . .         --          --          --              --
                           -------     -------     -------        --------
Total assets. . . . . .     77,537      27,369      64,842         747,452
Liabilities
Payable to
 portfolio/JHVLICO. . .         --          --          --              --
                           -------     -------     -------        --------
Total liabilities . . .         --          --          --              --
                           -------     -------     -------        --------
                           $77,537     $27,369     $64,842        $747,452
                           =======     =======     =======        ========
Net assets:
In accumulation . . . .    $77,537     $27,369     $64,842        $747,452
                           -------     -------     -------        --------
Total net assets. . . .    $77,537     $27,369     $64,842        $747,452
                           =======     =======     =======        ========
Units outstanding . . .     11,174       2,756       5,964          95,266
                           =======     =======     =======        ========
Unit value (in
 accumulation). . . . .    $  6.94     $  9.93     $ 10.87        $   7.85
                           =======     =======     =======        ========



See accompanying notes.

                      John Hancock Variable Life Account S

                            Statements of Operations

                        For the years ended December 31,


                                               Large Cap Growth Subaccount                  Active Bond Subaccount
                                        ------------------------------------------   -----------------------------------
                                            2002           2001           2000          2002        2001         2000
                                        -------------  -------------  -------------  ----------  ----------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    307,016   $    211,764   $ 20,421,555   $3,510,953  $3,451,052   $ 2,372,089
                                        ------------   ------------   ------------   ----------  ----------   -----------
Total investment income . . . . . . .        307,016        211,764     20,421,555    3,510,953   3,451,052     2,372,089
Expenses:
 Mortality and expense risk . . . . .        223,619        305,966       (433,387)     103,348     101,233       (92,625)
                                        ------------   ------------   ------------   ----------  ----------   -----------
Net investment income (loss). . . . .         83,397        (94,202)    19,988,168    3,407,605   3,349,819     2,279,464
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .    (28,665,386)   (14,887,431)     5,243,833      488,226     274,991    (1,159,229)
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --             --             --      193,169          --            --
                                        ------------   ------------   ------------   ----------  ----------   -----------
Realized gains (losses) . . . . . . .    (28,665,386)   (14,887,431)     5,243,833      681,395     274,991    (1,159,229)
Change in unrealized appreciation
 (depreciation) during the year . . .     (2,921,044)    (8,545,844)   (53,885,375)     571,777     270,071     2,598,926
                                        ------------   ------------   ------------   ----------  ----------   -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(31,503,033)  $(23,527,477)  $(28,653,374)  $4,660,777  $3,894,881   $ 3,719,161
                                        ============   ============   ============   ==========  ==========   ===========


                                        International Equity Index Subaccount           Small Cap Growth Subaccount
                                       ---------------------------------------   ------------------------------------------
                                          2002          2001          2000           2002           2001            2000
                                       ------------  ------------  ------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . .   $   553,258   $   500,330   $ 1,780,524   $         --   $         --    $  3,489,821
                                       -----------   -----------   -----------   ------------   ------------    ------------
Total investment income. . . . . . .       553,258       500,330     1,780,524             --             --       3,489,821
Expenses:
 Mortality and expense risk. . . . .        64,105        80,636      (112,998)        67,628         95,903        (135,490)
                                       -----------   -----------   -----------   ------------   ------------    ------------
Net investment income (loss) . . . .       489,153       419,694     1,667,526        (67,628)       (95,903)      3,354,331
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . .    (3,024,346)   (9,185,331)      670,269     (7,375,528)   (13,849,486)      2,830,901
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . .            --         3,754            --             --             --              --
                                       -----------   -----------   -----------   ------------   ------------    ------------
Realized gains (losses). . . . . . .    (3,024,346)   (9,181,577)      670,269     (7,375,528)   (13,894,486)      2,830,901
Change in unrealized appreciation
 (depreciation) during the year. . .    (2,137,219)    1,413,635    (8,622,825)    (3,121,699)     8,935,605     (17,022,592)
                                       -----------   -----------   -----------   ------------   ------------    ------------
Net decrease in net assets resulting
 from operations . . . . . . . . . .   $(4,672,412)  $(7,348,248)  $(6,285,030)  $(10,564,855)  $ (5,009,784)   $(10,837,360)
                                       ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                               Global Balanced Subaccount              Multi Cap Growth Subaccount
                                            ---------------------------------   ------------------------------------------
                                              2002        2001        2000          2002           2001            2000
                                            ----------  ----------  ----------  -------------  -------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $  46,657   $  49,830   $ 191,397   $         --   $         --    $  9,182,305
                                            ---------   ---------   ---------   ------------   ------------    ------------
Total investment income . . . . . . . . .      46,657      49,830     191,397             --             --       9,182,305
Expenses:
 Mortality and expense risk . . . . . . .      11,676      11,993      15,646         83,648        131,510         243,927
                                            ---------   ---------   ---------   ------------   ------------    ------------
Net investment income (loss). . . . . . .      34,981      37,837     175,751        (83,648)      (131,510)      8,938,378
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (172,452)   (263,409)   (506,008)   (25,770,661)   (30,861,303)      8,113,159
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .          --          --          --             --             --              --
                                            ---------   ---------   ---------   ------------   ------------    ------------
Realized gains (losses) . . . . . . . . .    (172,452)   (263,409)   (506,008)   (25,770,661)   (30,861,303)      8,113,159
Change in unrealized appreciation
 (depreciation) during the year . . . . .     (72,467)    (55,122)   (109,325)    11,561,491      7,681,654     (49,252,941)
                                            ---------   ---------   ---------   ------------   ------------    ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(209,938)  $(280,694)  $(439,582)  $(14,292,818)  $(23,311,159)   $(32,201,404)
                                            =========   =========   =========   ============   ============    ============


                              Large Cap Value Subaccount               Money Market Subaccount
                        ---------------------------------------   ----------------------------------
                            2002          2001          2000         2002        2001         2000
                        -------------  ------------  -----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  1,355,735   $ 1,012,424   $2,639,356   $3,308,296  $6,291,516   $5,765,606
                        ------------   -----------   ----------   ----------  ----------   ----------
Total investment
 income . . . . . . .      1,355,735     1,012,424    2,639,356    3,308,296   6,291,516    5,765,606
Expenses:
 Mortality and expense
  risk. . . . . . . .        139,438       158,482      109,830      292,810     376,507      328,559
                        ------------   -----------   ----------   ----------  ----------   ----------
Net investment income      1,216,297       853,942    2,529,526    3,015,486   5,915,009    5,437,047
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (1,394,842)      449,014     (861,398)          --          --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     1,164,276     1,042,650           --           --          --           --
                        ------------   -----------   ----------   ----------  ----------   ----------
Realized gains
 (losses) . . . . . .       (230,566)    1,491,664     (861,398)          --          --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (12,624,257)   (1,579,721)   3,840,473           --          --           --
                        ------------   -----------   ----------   ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(11,638,526)  $   765,885   $5,508,601   $3,015,486  $5,915,009   $5,437,047
                        ============   ===========   ==========   ==========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,

                                                  Small/Mid Cap Growth                     Real Estate Equity
                                                       Subaccount                              Subaccount
                                         --------------------------------------   --------------------------------------
                                            2002          2001          2000         2002          2001           2000
                                         ------------  ------------  -----------  ------------  ------------  ------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $        --   $        --   $1,246,873   $ 1,435,973   $   990,307    $1,569,398
                                         -----------   -----------   ----------   -----------   -----------    ----------
Total investment income. . . . . . . .            --            --    1,246,873     1,435,973       990,307     1,569,398
Expenses:
 Mortality and expense risk. . . . . .        45,236        46,771       39,985        51,957        45,396        45,265
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net investment income (loss) . . . . .       (45,236)      (46,771)   1,206,888     1,384,016       944,911     1,524,133
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .      (935,311)   (1,115,407)    (652,532)     (820,780)      495,558     1,851,413
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       282,698            --           --       672,207       753,638            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Realized gains (losses). . . . . . . .      (652,613)   (1,115,407)    (652,532)     (148,573)    1,249,196     1,851,413
Change in unrealized appreciation
 (depreciation) during the year. . . .    (5,141,752)    2,322,037      119,763    (1,559,197)   (1,054,039)    1,041,612
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(5,839,601)  $ 1,159,859   $  674,119   $  (323,754)  $ 1,140,068    $4,417,158
                                         ===========   ===========   ==========   ===========   ===========    ==========



                                                    Growth & Income                                  Managed
                                                       Subaccount                                  Subaccount
                                       ------------------------------------------   -----------------------------------------
                                           2002           2001           2000           2002          2001            2000
                                       -------------  -------------  -------------  -------------  ------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . .   $    929,640   $    742,332   $ 34,126,174   $  2,203,505   $ 2,744,398    $ 13,844,402
                                       ------------   ------------   ------------   ------------   -----------    ------------
Total investment income. . . . . . .        929,640        742,332     34,126,174      2,203,505     2,744,398      13,844,402
Expenses:
 Mortality and expense risk. . . . .        458,689        606,174        844,779        571,061       653,678         686,633
                                       ------------   ------------   ------------   ------------   -----------    ------------
Net investment income. . . . . . . .        470,951        136,158     33,281,395      1,632,444     2,090,720      13,157,769
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . .    (20,620,173)   (22,771,102)     2,197,930     (5,214,161)   (5,759,560)       (233,751)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . .             --             --             --             --       679,566              --
                                       ------------   ------------   ------------   ------------   -----------    ------------
Realized gains (losses). . . . . . .    (20,620,173)   (22,771,102)     2,197,930     (5,214,161)   (5,079,994)       (233,751)
Change in unrealized depreciation
 during the year . . . . . . . . . .    (12,527,093)    (6,624,392)   (63,700,088)   (14,642,077)     (644,512)    (13,708,391)
                                       ------------   ------------   ------------   ------------   -----------    ------------
Net decrease in net assets resulting
 from operations . . . . . . . . . .   $(32,676,315)  $(29,259,336)  $(28,220,763)  $(18,223,794)  $(3,633,786)   $   (784,373)
                                       ============   ============   ============   ============   ===========    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                              Short-Term Bond Subaccount             Small Cap Equity Subaccount
                                         -----------------------------------   ---------------------------------------
                                            2002        2001         2000         2002          2001           2000
                                         ----------  -----------  -----------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $1,378,214  $  855,743   $  920,563   $    37,433   $    15,350    $ 2,024,209
Total investment income. . . . . . . .    1,378,214     855,743      920,563        37,433        15,350      2,024,209
                                         ----------  ----------   ----------   -----------   -----------    -----------
Expenses:
 Mortality and expense risk. . . . . .       63,148      49,498       37,022        48,725        77,216         89,912
                                         ----------  ----------   ----------   -----------   -----------    -----------
Net investment income (loss) . . . . .    1,315,066     806,245      883,541       (11,292)      (61,866)     1,934,297
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .       80,664     575,731     (210,780)   (3,197,140)   (3,778,093)      (158,893)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       44,004          --           --            --            --             --
                                         ----------  ----------   ----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .      124,668     575,731     (210,780)   (3,197,140)   (3,778,093)      (158,893)
Change in unrealized appreciation
 (depreciation) during the year. . . .      336,180    (235,824)     451,906    (2,650,422)    2,191,298     (4,241,216)
                                         ----------  ----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $1,775,914  $1,146,152   $1,124,667   $(5,858,854)  $(1,648,661)   $(2,465,812)
                                         ==========  ==========   ==========   ===========   ===========    ===========


                                        International Opportunities Subaccount              Equity Index Subaccount
                                       -----------------------------------------   ------------------------------------------
                                          2002           2001           2000           2002           2001            2000
                                       ------------  -------------  -------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . .   $   243,243   $    289,015   $  2,592,009   $  2,699,728   $  2,027,564    $  8,279,123
                                       -----------   ------------   ------------   ------------   ------------    ------------
Total investment income. . . . . . .       243,243        289,015      2,592,009      2,699,728      2,027,564       8,279,123
Expenses:
 Mortality and expense risk. . . . .        82,998        106,574        134,950        330,869        438,857         552,681
                                       -----------   ------------   ------------   ------------   ------------    ------------
Net investment income. . . . . . . .       160,245        182,441      2,457,059      2,368,859      1,588,707       7,726,442
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . .    (4,374,098)   (13,065,694)     2,209,044    (26,370,474)   (11,716,467)      4,357,007
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . .            --             --             --        243,081      6,020,370              --
                                       -----------   ------------   ------------   ------------   ------------    ------------
Realized gains (losses). . . . . . .    (4,374,098)   (13,065,694)     2,209,044    (26,127,393)    (5,696,097)      4,357,007
Change in unrealized appreciation
 (depreciation) during the year. . .    (3,202,672)     3,863,615    (11,479,826)   (26,397,068)   (16,711,259)    (30,073,491)
                                       -----------   ------------   ------------   ------------   ------------    ------------
Net decrease in net assets resulting
 from operations . . . . . . . . . .   $(7,416,525)  $ (9,019,638)  $ (6,813,723)  $(50,155,602)  $(20,818,649)   $(17,990,042)
                                       ===========   ============   ============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                              Global Bond Subaccount          Emerging Markets Equity Subaccount
                        ---------------------------------   ---------------------------------------
                           2002       2001        2000         2002          2001           2000
                        ----------  ----------  ----------  ------------  ------------  --------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  589,412  $ 553,539   $ 459,052   $    25,413   $    13,955    $   454,929
                        ----------  ---------   ---------   -----------   -----------    -----------
Total investment
 income . . . . . . .      589,412    553,539     459,052        25,413        13,955        454,929
Expenses:
 Mortality and expense
  risk. . . . . . . .       35,031     30,305      28,858        21,360        15,928         22,702
                        ----------  ---------   ---------   -----------   -----------    -----------
Net investment income
 (loss) . . . . . . .      554,381    523,234     430,194         4,053        (1,973)       432,227
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      483,709     54,217    (302,157)      465,979    (2,416,530)    (1,410,734)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     124,755         --          --            --            --             --
                        ----------  ---------   ---------   -----------   -----------    -----------
Realized gains
 (losses) . . . . . .      608,464     54,217    (302,157)      465,979    (2,416,530)    (1,410,734)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    1,309,345   (860,920)    688,537    (1,366,976)    2,375,454     (2,006,595)
                        ----------  ---------   ---------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,472,190  $(283,469)  $ 816,574   $  (896,944)  $   (43,049)   $(2,985,102)
                        ==========  =========   =========   ===========   ===========    ===========


                              Bond Index Subaccount            Small Mid Cap CORE Subaccount
                        ---------------------------------   -----------------------------------
                           2002        2001        2000        2002         2001         2000
                        ----------  -----------  ---------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $2,554,668  $1,222,501   $514,721   $    84,390   $  28,218    $ 106,135
                        ----------  ----------   --------   -----------   ---------    ---------
Total investment
 income . . . . . . .    2,554,668   1,222,501    514,721        84,390      28,218      106,135
Expenses:
 Mortality and expense
  risk. . . . . . . .       46,927      45,147     27,209        21,234      11,076        5,370
                        ----------  ----------   --------   -----------   ---------    ---------
Net investment income    2,507,741   1,177,354    487,512        63,156      17,142      100,765
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    1,075,348     495,043    (53,751)     (308,323)   (240,918)      52,147
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      76,199      43,322         --            --          --           --
                        ----------  ----------   --------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .    1,151,547     538,365    (53,751)     (308,323)   (240,918)      52,147
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    1,139,417    (351,339)   472,128    (3,202,266)    534,166     (145,708)
                        ----------  ----------   --------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,798,705  $1,364,380   $905,889   $(3,447,433)  $ 310,390    $   7,204
                        ==========  ==========   ========   ===========   =========    =========



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                                          High Yield Bond                       Turner Core Growth
                                                            Subaccount                              Subaccount
                                                -----------------------------------   ---------------------------------------
                                                   2002         2001        2000         2002          2001           2000
                                                ------------  ----------  ----------  ------------  ------------  --------------
Investment Income:
 Distributions received from net investment
  income of the underlying portfolio. . . . .   $ 1,579,260   $ 625,724   $ 373,904   $    49,229   $    24,924    $ 3,134,021
                                                -----------   ---------   ---------   -----------   -----------    -----------
Total investment income . . . . . . . . . . .     1,579,260     625,764     373,904        49,229        24,924      3,134,021
Expenses:
 Mortality and expense risk . . . . . . . . .        19,817      18,016      14,689        11,512        36,163         61,261
                                                -----------   ---------   ---------   -----------   -----------    -----------
Net investment income (loss). . . . . . . . .     1,559,443     607,708     359,215        37,717       (11,239)     3,072,760
Realized gains (losses) on investments:
 Realized gains (losses) on sale of portfolio
  shares  . . . . . . . . . . . . . . . . . .    (1,388,367)   (974,822)   (207,326)   (3,926,299)   (6,160,576)     2,749,177
 Distributions received from realized capital
  gains of the underlying portfolio . . . . .            --          --          --            --            --             --
                                                -----------   ---------   ---------   -----------   -----------    -----------
Realized gains (losses) . . . . . . . . . . .    (1,388,367)   (974,822)   (207,326)   (3,926,299)   (6,160,576)     2,749,177
Change in unrealized appreciation
 (depreciation) during the year . . . . . . .      (775,067)    339,777    (650,931)   (2,303,152)      462,307     (8,773,256)
                                                -----------   ---------   ---------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . .   $  (603,991)  $ (27,337)  $(499,042)  $(6,191,734)  $(5,709,508)   $(2,951,319)
                                                ===========   =========   =========   ===========   ===========    ===========


                                              Brandes International Equity              Frontier Capital Appreciation
                                                       Subaccount                                Subaccount
                                         ---------------------------------------   ---------------------------------------
                                            2002          2001          2000          2002          2001           2000
                                         ------------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $   658,522   $   621,462   $ 2,849,758   $        --   $        --    $ 5,801,558
                                         -----------   -----------   -----------   -----------   -----------    -----------
Total investment income. . . . . . . .       658,522       621,462     2,849,758            --            --      5,801,558
Expenses:
 Mortality and expense risk. . . . . .        26,993        59,515        57,452        18,241        44,638         54,938
                                         -----------   -----------   -----------   -----------   -----------    -----------
Net investment income (loss) . . . . .       631,529       561,947     2,792,306       (18,241)      (44,638)     5,746,620
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (4,624,156)      103,622     1,629,793    (4,373,502)   (4,253,614)     4,402,175
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .     1,618,751     1,849,353            --            --       253,154             --
                                         -----------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (3,005,405)    1,952,975     1,629,793    (4,373,502)   (4,000,460)     4,402,175
Change in unrealized appreciation
 (depreciation) during the year. . . .    (5,765,305)   (7,556,070)   (2,602,173)   (4,993,417)    3,601,003     (9,587,258)
                                         -----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(8,139,181)  $(5,041,148)  $ 1,819,926   $(9,385,160)  $  (444,095)   $   561,537
                                         ===========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                              Clifton Enhanced US Equity             Large Cap Aggressive Growth
                                      Subaccount                              Subaccount
                        ---------------------------------------   ----------------------------------
                           2002          2001          2000          2002         2001        2000*
                        ------------  ------------  ------------  ------------  ----------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   370,898   $ 1,032,567   $ 1,412,843   $        --   $      --    $  6,164
                        -----------   -----------   -----------   -----------   ---------    --------
Total investment
 income . . . . . . .       370,898     1,032,567     1,412,843            --          --       6,164
Expenses:
 Mortality and expense
  risk. . . . . . . .        10,447        26,049        19,820         3,601       3,151         260
                        -----------   -----------   -----------   -----------   ---------    --------
Net investment income
 (loss) . . . . . . .       360,451     1,006,518     1,393,023        (3,601)     (3,151)      5,904
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (5,948,315)   (2,905,570)      132,736      (480,738)   (362,890)    (11,798)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio          ---           ---           ---           ---         ---         ---
                        -----------   -----------   -----------   -----------   ---------    --------
Realized gains
 (losses) . . . . . .    (5,948,315)   (2,905,570)      132,736      (480,738)   (362,890)    (11,798)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .      (230,858)     (557,430)   (2,553,428)     (557,545)    131,647     (37,617)
                        -----------   -----------   -----------   -----------   ---------    --------
Net decrease in net
 assets resulting from
 operations . . . . .   $(5,818,722)  $(2,456,482)  $(1,027,669)  $(1,041,884)  $(234,394)   $(43,511)
                        ===========   ===========   ===========   ===========   =========    ========


                                Fundamental Growth                 AIM V.I. Premier Equity
                                    Subaccount                           Subaccount
                        -----------------------------------   ---------------------------------
                          2002         2001         2000*       2002        2001         2000*
                        ----------  ------------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $        --   $ 206,294   $   8,474   $   3,418    $  48,587
                        ---------   -----------   ---------   ---------   ---------    ---------
Total investment
 income . . . . . . .          --            --     206,294       8,474       3,418       48,587
Expenses:
 Mortality and expense
  risk. . . . . . . .       2,293         4,020       1,175       3,663       5,341          954
                        ---------   -----------   ---------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .      (2,293)       (4,020)    205,119       4,811      (1,923)      47,633
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (125,623)   (1,548,338)    (46,349)   (163,108)   (763,582)     (54,358)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --            --          --          --      51,886           --
                        ---------   -----------   ---------   ---------   ---------    ---------
Realized losses . . .    (125,623)   (1,548,338)    (46,349)   (163,108)   (711,696)     (54,358)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (245,274)      509,072    (568,635)   (743,761)    190,958     (101,244)
                        ---------   -----------   ---------   ---------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $(373,190)  $(1,043,286)  $(409,865)  $(902,058)  $(522,661)   $(107,969)
                        =========   ===========   =========   =========   =========    =========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                 Fidelity VIP Growth               Fidelity VIP II Contrafund
                                     Subaccount                            Subaccount
                        -------------------------------------   --------------------------------
                           2002          2001         2000*       2002        2001        2000*
                        ------------  ------------  ----------  ----------  ----------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $     5,130   $        --   $      --   $  45,141   $   6,961    $     --
                        -----------   -----------   ---------   ---------   ---------    --------
Total investment
 income . . . . . . .         5,130            --          --      45,141       6,961          --
Expenses:
 Mortality and expense
  risk. . . . . . . .         5,618        10,687       1,420      11,781       5,946       1,017
                        -----------   -----------   ---------   ---------   ---------    --------
Net investment income
 (loss) . . . . . . .          (488)      (10,687)     (1,420)     33,360       1,015      (1,017)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .      (577,070)   (2,775,854)     (8,731)   (216,612)   (497,952)    (11,057)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --     1,323,457          --          --      27,845          --
                        -----------   -----------   ---------   ---------   ---------    --------
Realized losses . . .      (577,070    (1,452,397)     (8,731)   (216,612)   (470,107)    (11,057)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (1,412,909)       (8,026)   (156,818)   (666,116)     59,663     (35,244)
                        -----------   -----------   ---------   ---------   ---------    --------
Net decrease in net
 assets resulting from
 operations . . . . .   $(1,990,467)  $(1,471,110)  $(166,969)  $(849,368)  $(409,429)   $(47,318)
                        ===========   ===========   =========   =========   =========    ========


                           Janus Aspen Global Technology        Janus Aspen Worldwide Growth
                                    Subaccount                           Subaccount
                        -----------------------------------   ---------------------------------
                           2002         2001        2000*       2002        2001         2000*
                        ------------  ----------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $        --   $  13,506   $   2,686   $  16,832   $   5,342    $  18,937
                        -----------   ---------   ---------   ---------   ---------    ---------
Total investment
 income . . . . . . .            --      13,506       2,686      16,832       5,342       18,937
Expenses:
 Mortality and expense
  risk. . . . . . . .         2,146       3,083         658       4,594       4,179        1,396
                        -----------   ---------   ---------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .        (2,146)     10,423       2,028      12,238       1,163       17,541
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .      (902,648)   (705,841)    (69,974)   (290,276)   (377,539)    (140,835)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --          --          --          --          --           --
                        -----------   ---------   ---------   ---------   ---------    ---------
Realized losses . . .      (902,648)   (705,841)    (69,974)   (290,276)   (377,539)    (140,835)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .      (314,041)      3,967     (98,497)   (534,281)    (72,698)     (61,721)
                        -----------   ---------   ---------   ---------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $(1,218,835)  $(691,451)  $(166,443)  $(812,319)  $(449,074)   $(185,015)
                        ===========   =========   =========   =========   =========    =========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                             MFS New Discovery Series             Templeton International
                                    Subaccount                          Subaccount
                        ----------------------------------   ---------------------------------
                           2002         2001       2000*       2002         2001         2000*
                        ------------  ----------  ---------  ----------  ------------  ----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $        --   $  97,352   $     --   $  49,641   $    94,812    $    --
                        -----------   ---------   --------   ---------   -----------    -------
Total investment
 income . . . . . . .            --      97,352         --      49,641        94,812         --
Expenses:
 Mortality and expense
  risk. . . . . . . .         7,393       6,142      1,349       6,492         9,185        640
                        -----------   ---------   --------   ---------   -----------    -------
Net investment income
 (loss) . . . . . . .        (7,393)     91,210     (1,349)     43,149        85,627       (640)
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (679,836)   (432,320)    16,026    (183,026)   (1,498,110)    11,899
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio           --       3,852         --          --       745,684         --
                        -----------   ---------   --------   ---------   -----------    -------
Realized gains
 (losses) . . . . . .      (679,836)   (428,468)    16,026    (183,026)     (752,426)    11,899
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (1,914,660)    211,521    (94,403)   (404,496)      113,268     15,320
                        -----------   ---------   --------   ---------   -----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(2,601,889)  $(125,737)  $(79,726)  $(544,373)  $  (553,531)   $26,579
                        ===========   =========   ========   =========   ===========    =======


                             V.A. Financial Industries   V.A. Relative Value
                                    Subaccount               Subaccount
                             --------------------------  --------------------
                                 2002         2001*        2002        2001*
                             -------------  -----------  ----------  ----------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio. . . . . . . .    $   2,898      $   771     $   3,010    $   340
                              ---------      -------     ---------    -------
Total investment income. .        2,898          771         3,010        340
Expenses:
 Mortality and expense risk         836           78           497        170
                              ---------      -------     ---------    -------
Net investment income. . .        2,062          693         2,513        170
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .      (88,357)      (4,378)       (9,685)    (9,822)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . .           --        4,228         1,332     27,120
                              ---------      -------     ---------    -------
Realized gains (losses). .      (88,357)        (150)       (8,353)    17,298
Change in unrealized
 appreciation
 (depreciation) during the
 year or period. . . . . .      (20,939)      (5,763)     (254,378)     1,589
                              ---------      -------     ---------    -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .    $(107,234)     $(5,220)    $(260,218)   $19,057
                              =========      =======     =========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                 V.A. Strategic Income     Health Sciences
                                      Subaccount             Subaccount
                                 ----------------------  -------------------
                                   2002        2001*       2002        2001*
                                 ----------  ----------  ----------  ----------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio . . . .    $28,107     $ 5,643    $   2,464    $    --
                                  -------     -------    ---------    -------
Total investment income. . . .     28,107        5643        2,464         --
Expenses:
 Mortality and expense risk. .      1,799         422        2,585        457
                                  -------     -------    ---------    -------
Net investment income (loss) .     26,308       5,221         (121)      (457)
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .     (7,868)      7,133     (247,244)    (2,122)
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . .         --          --           --         --
                                  -------     -------    ---------    -------
Realized gains (losses). . . .     (7,868)      7,133     (247,244)    (2,122)
Change in unrealized
 appreciation (depreciation)
 during the year or period . .      6,239      (3,537)    (146,395)    (4,934)
                                  -------     -------    ---------    -------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .    $24,679     $ 8,817    $(393,760)   $(7,513)
                                  =======     =======    =========    =======



                              Large Cap Value Core      Fundamental Value
                                   Subaccount               Subaccount
                              ---------------------   ----------------------
                                 2002       2001*        2002         2001*
                              -----------  ---------  ------------  -----------
Investment Income:
 Distributions received from
  net investment income of
  the underlying portfolio.   $  37,777    $ 3,348    $   464,149    $ 13,734
                              ---------    -------    -----------    --------
Total investment income . .      37,777      3,348        464,149      13,734
Expenses:
 Mortality and expense risk       3,856        353         83,332       3,469
                              ---------    -------    -----------    --------
Net investment income . . .      33,921      2,995        380,817      10,265
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . .    (204,465)    (1,012)    (2,241,603)    (52,836)
 Distributions received from
  realized capital gains of
  the underlying portfolio.          --         --             --          --
                              ---------    -------    -----------    --------
Realized losses . . . . . .    (204,465)    (1,012)    (2,241,603)    (52,836)
Change in unrealized
 appreciation (depreciation)
 during the year or period.    (489,473)     2,334     (5,879,168)    390,633
                              ---------    -------    -----------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .   $(660,017)   $ 4,317    $(7,739,954)   $348,062
                              =========    =======    ===========    ========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                      Small Cap Value       AIM V.I. Growth
                                        Subaccount             Subaccount
                                  -----------------------   ----------------
                                     2002         2001*       2002      2001*
                                  ------------  ----------  ---------  --------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .   $   147,777   $  37,525   $     --    $ 121
                                  -----------   ---------   --------    -----
Total investment income . . . .       147,777      37,525         --      121
Expenses:
 Mortality and expense risk . .        25,446       5,229        357       15
                                  -----------   ---------   --------    -----
Net investment income (loss). .       122,331      32,296       (357)     106
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . .       148,205    (117,229)     4,621     (522)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .       487,202      65,543         --       --
                                  -----------   ---------   --------    -----
Realized gains (losses) . . . .       635,407     (51,686)     4,621     (522)
Change in unrealized
 appreciation (depreciation)
 during the year or period. . .    (2,727,447)    950,055    (31,928)    (481)
                                  -----------   ---------   --------    -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .   $(1,969,709)  $ 930,665   $(27,664)   $(897)
                                  ===========   =========   ========    =====



                               MFS Investors Growth   MFS Research Series IC
                                    Subaccount              Subaccount
                               ---------------------  -----------------------
                                 2002       2001*        2002         2001*
                               ----------  ---------  -----------  ------------
Investment Income:
 Distributions received from
  net investment income of
  the underlying portfolio .   $     --    $    --     $    391      $    --
                               --------    -------     --------      -------
Total investment income. . .         --         --          391           --
Expenses:
 Mortality and expense risk.        423         17          116            9
                               --------    -------     --------      -------
Net investment income (loss)       (423)       (17)         275           (9)
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . . .    (14,397)    (1,101)      (2,909)      (1,524)
 Distributions received from
  realized capital gains of
  the underlying portfolio .         --         --           --           --
                               --------    -------     --------      -------
Realized losses. . . . . . .    (14,397)    (1,101)      (2,909)      (1,524)
Change in unrealized
 appreciation (depreciation)
 during the year or period .    (64,477)      (591)     (41,286)       2,983
                               --------    -------     --------      -------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . . .   $(79,297)   $(1,709)    $(43,920)     $ 1,450
                               ========    =======     ========      =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                       For the periods ended December 31,


                                    AIM VI Capital       AYCO          CSI
                                  Development Series  Growth Fund     Equity
                                      Subaccount      Subaccount    Subaccount
                                  ------------------  -----------  ------------
                                        2002*            2002*        2002*
                                  ------------------  -----------  ------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .        $   --          $    279       $  --
                                       ------          --------       -----
Total investment income . . . .            --               279          --
Expenses:
 Mortality and expense risk . .             2                --          --
                                       ------          --------       -----
Net investment income (loss). .            (2)              279          --
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . .             2           (51,914)         13
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .            --                --          --
                                       ------          --------       -----
Realized gains (losses) . . . .             2           (51,914)         13
Change in unrealized
 appreciation (depreciation)
 during the period. . . . . . .         2,134           (16,646)       (193)
                                       ------          --------       -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .        $2,134          $(68,281)      $(180)
                                       ======          ========       =====



                                         Fidelity VIP II     M Fund Business
                                            Overseas       Opportunities Value
                                           Subaccount          Subaccount
                                         ---------------  ---------------------
                                              2002*               2002*
                                         ---------------  ---------------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .      $    --             $  4,697
                                            -------             --------
Total investment income. . . . . . . .           --                4,687
Expenses:
 Mortality and expense risk. . . . . .            5                  149
                                            -------             --------
Net investment income (loss) . . . . .           (5)               4,548
Realized gains (losses) on investments:
 Realized losses on sale of portfolio
  shares . . . . . . . . . . . . . . .         (403)              (2,492)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .           --                   --
                                            -------             --------
Realized losses. . . . . . . . . . . .         (403)              (2,492)
Change in unrealized depreciation
 during the period . . . . . . . . . .       (2,366)             (89,852)
                                            -------             --------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .      $(2,774)            $(87,796)
                                            =======             ========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                 Large Cap Growth Subaccount
                                         -------------------------------------------
                                             2002           2001           2000
                                         -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $     83,397   $    (94,202)  $  19,988,168
 Realized gains (losses) . . . . . . .    (28,665,386)   (14,887,431)      5,243,833
 Change in unrealized appreciation
  (depreciation) during the year . . .     (2,921,044)    (8,545,844)    (53,885,375)
                                         ------------   ------------   -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (31,503,033)   (23,527,477)    (28,653,374)
                                         ------------   ------------   -------------
Policy transactions:
 Net premiums from policyholders . . .     37,876,263     69,043,606     143,098,730
 Transfers to policyholders for
  benefits and termination . . . . . .    (37,675,151)   (61,994,557)   (101,783,680)
 Net transfers between subaccounts . .             --             --              --
                                         ------------   ------------   -------------
Net increase in net assets resulting
 from policy transactions. . . . . . .        201,112      7,049,049      41,315,050
                                         ------------   ------------   -------------
Total increase (decrease) in net assets   (31,301,921)   (16,478,428)     12,661,676
Net assets at beginning of year. . . .    111,704,799    128,183,227     115,521,551
                                         ------------   ------------   -------------
Net assets at end of year. . . . . . .   $ 80,402,878   $111,704,799   $ 128,183,227
                                         ============   ============   =============
                                                   Active Bond Subaccount
                                         ------------------------------------------
                                             2002           2001            2000
                                         -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $  3,407,605   $  3,349,819    $  2,279,464
 Realized gains (losses) . . . . . . .        681,395        274,991      (1,159,229)
 Change in unrealized appreciation
  (depreciation) during the year . . .        571,777        270,071       2,598,926
                                         ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      4,660,777      3,894,881       3,719,161
                                         ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     39,617,023     52,441,782      37,518,244
 Transfers to policyholders for           (38,963,331)   (39,182,547)    (30,443,585)
  benefits and termination . . . . . .
 Net transfers between subaccounts . .             --             --              --
                                         ------------   ------------    ------------
Net increase in net assets resulting
 from policy transactions. . . . . . .        653,692     13,259,235       7,074,659
                                         ------------   ------------    ------------
Total increase (decrease) in net assets     5,314,469     17,154,116      10,793,820
Net assets at beginning of year. . . .     66,269,409     49,115,293      38,321,473
                                         ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 71,583,878   $ 66,269,409    $ 49,115,293
                                         ============   ============    ============







                                           International Equity Index Subaccount
                                         ------------------------------------------
                                             2002           2001           2000
                                         -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $    489,153   $    419,694   $  1,667,526
 Realized gains (losses) . . . . . . .     (3,024,346)    (9,181,577)       670,269
 Change in unrealized appreciation
  (depreciation) during the year . . .     (2,137,219)     1,413,635     (8,622,825)
                                         ------------   ------------   ------------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .     (4,672,412)    (7,348,248)    (6,285,030)
                                         ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders . . .     52,080,239     34,187,335     80,381,214
 Transfers to policyholders for
  benefits and termination . . . . . .    (49,462,024)   (33,091,158)   (72,181,237)
 Net transfers between subaccounts . .             --             --             --
                                         ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .      2,618,215      1,096,177      8,199,977
                                         ------------   ------------   ------------
Total increase (decrease) in net assets    (2,054,197)    (6,252,071)     1,914,947
Net assets at beginning of year. . . .     28,861,550     35,113,621     33,198,674
                                         ------------   ------------   ------------
Net assets at end of year. . . . . . .   $ 26,807,353   $ 28,861,550   $ 35,113,621
                                         ============   ============   ============
                                                 Small Cap Growth Subaccount
                                         -------------------------------------------
                                             2002           2001            2000
                                         -------------  -------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $    (67,628)  $    (95,903)   $   3,354,331
 Realized gains (losses) . . . . . . .     (7,375,528)   (13,849,486)       2,830,901
 Change in unrealized appreciation
  (depreciation) during the year . . .     (3,121,699)     8,935,605      (17,022,592)
                                         ------------   ------------    -------------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .    (10,564,855)    (5,009,784)     (10,837,360)
                                         ------------   ------------    -------------
Policy transactions:
 Net premiums from policyholders . . .     36,888,883     59,798,744      135,469,377
 Transfers to policyholders for           (38,536,363)   (53,614,761)    (119,877,527)
  benefits and termination . . . . . .
 Net transfers between subaccounts . .             --             --               --
                                         ------------   ------------    -------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     (1,647,480)     6,183,983       15,591,850
                                         ------------   ------------    -------------
Total increase (decrease) in net assets   (12,212,335)     1,174,199        4,754,490
Net assets at beginning of year. . . .     36,951,517     35,777,318       31,022,828
                                         ------------   ------------    -------------
Net assets at end of year. . . . . . .   $ 24,739,182   $ 36,951,517    $  35,777,318
                                         ============   ============    =============




See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                                 Global Balanced Subaccount                  Multi Cap Growth Subaccount
                                           ---------------------------------------   -------------------------------------------
                                              2002          2001          2000           2002           2001            2000
                                           ------------  ------------  ------------  -------------  -------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . .   $    34,981   $    37,837   $   175,751   $    (83,648)  $   (131,510)   $   8,938,378
 Realized gains (losses) . . . . . . . .      (172,452)     (263,409)     (506,008)   (25,770,661)   (30,861,303)       8,113,159
 Change in unrealized appreciation
  (depreciation) during the year . . . .       (72,467)      (55,122)     (109,325)    11,561,491      7,681,654      (49,252,941)
                                           -----------   -----------   -----------   ------------   ------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .      (209,938)     (280,694)     (439,582)   (14,292,818)   (23,311,159)     (32,201,404)
                                           -----------   -----------   -----------   ------------   ------------    -------------
Policy transactions:
 Net premiums from policyholders . . . .     2,259,080     5,841,290     8,122,728     24,299,152     66,641,384      196,712,586
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . .    (1,716,808)   (4,922,439)   (8,741,933)   (23,438,724)   (55,364,444)    (171,977,777)
 Net transfers between subaccounts . . .            --            --            --             --             --               --
                                           -----------   -----------   -----------   ------------   ------------    -------------
Net increase (decrease) in net assets
 resulting from policy transactions. . .       542,272       918,851      (619,205)       860,428     11,276,940       24,734,809
                                           -----------   -----------   -----------   ------------   ------------    -------------
Total increase (decrease) in net assets.       332,334       638,157    (1,058,787)   (13,432,390)   (12,034,219)      (7,466,595)
Net assets at beginning of year. . . . .     4,171,226     3,533,069     4,591,856     43,998,802     56,033,021       63,499,616
                                           -----------   -----------   -----------   ------------   ------------   --------------
Net assets at end of year. . . . . . . .   $ 4,503,560   $ 4,171,226   $ 3,533,069   $ 30,566,412   $ 43,998,802    $  56,033,021
                                           ===========   ===========   ===========   ============   ============    =============



                                            Large Cap Value Subaccount                       Money Market Subaccount
                                    ------------------------------------------   -----------------------------------------------
                                        2002           2001           2000           2002            2001              2000
                                    -------------  -------------  -------------  --------------  --------------  ------------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $  1,216,297   $    853,942   $  2,529,526   $   3,015,486   $   5,915,009    $     5,437,047
 Realized gains (losses). . . . .       (230,566)     1,491,664       (861,398)             --              --                 --
 Change in unrealized appreciation
  (depreciation) during the year.    (12,624,257)    (1,579,721)     3,840,473              --              --                 --
                                    ------------   ------------   ------------   -------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from operations    (11,638,526)       765,885      5,508,601       3,015,486       5,915,009          5,437,047
                                    ------------   ------------   ------------   -------------   -------------    ---------------
Policy transactions:
 Net premiums from policyholders.     57,052,514    112,117,900)    88,007,994     622,926,042     926,653,550      1,369,116,199
 Transfers to policyholders for
  benefits and termination. . . .    (44,499,260)   (83,060,818)   (67,960,426)   (524,941,640)   (926,809,279)    (1,246,419,884)
 Net transfers between subaccounts            --             --             --              --              --                 --
                                    ------------   ------------   ------------   -------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from policy
 transactions . . . . . . . . . .     12,553,254     29,057,082     20,047,568      97,984,402        (155,729)       122,696,315
                                    ------------   ------------   ------------   -------------   -------------    ---------------
Total increase in net assets. . .        914,728     29,822,967     25,556,169     100,999,888       5,759,280        128,133,362
Net assets at beginning of year .     82,486,053     52,663,086     27,106,917     194,899,411     189,140,131         61,006,769
                                    ------------   ------------   ------------   -------------   -------------    ---------------
Net assets at end of year . . . .   $ 83,400,781   $ 82,486,053   $ 52,663,086   $ 295,899,299   $ 194,899,411    $   189,140,131
                                    ============   ============   ============   =============   =============    ===============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                              Small/Mid Cap Growth Subaccount               Real Estate Equity Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2002           2001           2000           2002           2001            2000
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $    (45,236)  $    (46,771)  $  1,206,888   $  1,384,016   $    944,911    $  1,524,133
 Realized gains (losses) . . . . . . .       (652,613)    (1,115,407)      (652,532)      (148,573)     1,249,196       1,851,413
 Change in unrealized appreciation
  (depreciation) during the year . . .     (5,141,752)     2,322,037        119,763     (1,559,197)    (1,054,039)      1,041,612
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (5,839,601)     1,159,859        674,119       (323,754)     1,140,068       4,417,158
                                         ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     26,500,998     45,895,670     27,528,989     37,290,451     71,388,106     102,840,441
 Transfers to policyholders for
  benefits and termination . . . . . .    (25,896,023)   (31,722,197)   (26,015,925)   (37,766,610)   (64,824,033)    (98,637,433)
 Net transfers between subaccounts . .             --             --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .        604,975     14,173,473      1,513,064       (476,159)     6,564,073       4,203,008
                                         ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net assets    (5,234,626)    15,333,332      2,187,183       (799,913)     7,704,141       8,620,166
Net assets at beginning of year. . . .     27,446,346     12,113,014      9,925,831     25,562,953     17,858,812       9,238,646
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 22,211,720   $ 27,446,346   $ 12,113,014   $ 24,763,040   $ 25,562,953    $ 17,858,812
                                         ============   ============   ============   ============   ============    ============



                                                Growth & Income Subaccount                       Managed Subaccount
                                        ------------------------------------------   ------------------------------------------
                                            2002           2001           2000           2002           2001            2000
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $    470,951   $    136,158   $ 33,281,395   $  1,632,444   $  2,090,720    $ 13,157,769
 Realized gains (losses). . . . . . .    (20,620,173)   (22,771,102)     2,197,930     (5,214,161)    (5,079,994)       (233,751)
 Change in unrealized depreciation
  during the year . . . . . . . . . .    (12,527,093)    (6,624,392)   (63,700,088)   (14,642,077)      (644,512)    (13,708,391)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .    (32,676,315)   (29,259,336)   (28,220,763)   (18,223,794)    (3,633,786)       (784,373)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders. . .     32,448,597     56,368,816     86,946,862     26,991,042     49,647,455      33,494,293
 Transfers to policyholders for
  benefits and termination. . . . . .    (29,961,195)   (67,951,729)   (85,615,541)   (20,990,178)   (44,893,243)    (29,530,890)
 Net transfers between subaccounts. .             --             --             --             --             --              --
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions .      2,487,402    (11,582,913)     1,331,321      6,000,864      4,754,212       3,963,403
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .    (30,188,913)   (40,842,249)   (26,889,442)   (12,222,930)     1,120,426       3,179,030
Net assets at beginning of year . . .    141,794,208    182,636,457    209,525,899    130,010,265    128,889,839     125,710,809
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . .   $111,605,295   $141,794,208   $182,636,457   $117,787,335   $130,010,265    $128,889,839
                                        ============   ============   ============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                                 Short-Term Bond Subaccount                  Small Cap Equity Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2002           2001           2000           2002           2001            2000
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $  1,315,066   $    806,245   $    883,541   $    (11,292)  $    (61,866)   $  1,934,297
 Realized gains (losses) . . . . . . .        124,668        575,731       (210,780)    (3,197,140)    (3,778,093)       (158,893)
 Change in unrealized appreciation
  (depreciation) during the year . . .        336,180       (235,824)       451,906     (2,650,422)     2,191,298      (4,241,216)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,775,914      1,146,152      1,124,667     (5,858,854)    (1,648,661)     (2,465,812)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     47,343,670     54,927,647     20,531,773     32,771,648     35,631,685      61,706,400
 Transfers to policyholders for
  benefits and termination . . . . . .    (19,861,486)   (55,031,484)   (16,825,756)   (35,471,871)   (34,578,560)    (51,931,035)
 Net transfers between subaccounts . .             --             --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     27,482,184       (103,837)     3,706,017     (2,700,223)     1,053,125       9,775,365
                                         ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net assets    29,258,098      1,042,315      4,830,684     (8,559,077)      (595,536)      7,309,553
Net assets at beginning of year. . . .     17,601,987     16,559,672     11,728,988     25,497,413     26,092,949      18,783,396
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 46,860,085   $ 17,601,987   $ 16,559,672   $ 16,938,336   $ 25,497,413    $ 26,092,949
                                         ============   ============   ============   ============   ============    ============



                                          International Opportunities Subaccount
                                        ------------------------------------------
                                            2002           2001           2000
                                        -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $    160,245   $    182,441   $  2,457,059
 Realized gains (losses). . . . . . .     (4,374,098)   (13,065,694)     2,209,044
 Change in unrealized appreciation
  (depreciation) during the year. . .     (3,202,672)     3,863,615    (11,479,826)
                                        ------------   ------------   ------------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .     (7,416,525)    (9,019,638)    (6,813,723)
                                        ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders. . .     69,682,177     86,918,818     91,465,296
 Transfers to policyholders for
  benefits and termination. . . . . .    (70,825,832)   (83,038,820)   (74,820,451)
 Net transfers between subaccounts. .             --             --             --
                                        ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from policy transactions .     (1,143,655)     3,879,998     16,644,845
                                        ------------   ------------   ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .     (8,560,180)    (5,139,640)     9,831,122
Net assets at beginning of year . . .     36,226,531     41,366,171     31,535,049
                                        ------------   ------------   ------------
Net assets at end of year . . . . . .   $ 27,666,351   $ 36,226,531   $ 41,366,171
                                        ============   ============   ============
                                                  Equity Index Subaccount
                                        --------------------------------------------
                                            2002           2001             2000
                                        -------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  2,368,859   $   1,588,707    $   7,726,442
 Realized gains (losses). . . . . . .    (26,127,393)     (5,696,097)       4,357,007
 Change in unrealized appreciation
  (depreciation) during the year. . .    (26,397,068)    (16,711,259)     (30,073,491)
                                        ------------   -------------    -------------
Net decrease in net assets resulting
 from operations. . . . . . . . . . .    (50,155,602)    (20,818,649)     (17,990,042)
                                        ------------   -------------    -------------
Policy transactions:
 Net premiums from policyholders. . .    140,749,405     163,829,988      155,703,961
 Transfers to policyholders for          (81,159,243)   (116,472,269)    (126,828,610)
  benefits and termination. . . . . .
 Net transfers between subaccounts. .             --              --               --
                                        ------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policy transactions .     59,590,162      47,357,719       28,875,351
                                        ------------   -------------    -------------
Total increase (decrease) in net           9,434,560      26,539,070       10,885,309
 assets . . . . . . . . . . . . . . .
Net assets at beginning of year . . .    187,337,510     160,798,440      149,913,131
                                        ------------   -------------    -------------
Net assets at end of year . . . . . .   $196,772,070   $ 187,337,510    $  160,798440
                                        ============   =============    =============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                                  Global Bond Subaccount                 Emerging Markets Equity Subaccount
                                         -----------------------------------------   ------------------------------------------
                                             2002          2001           2000           2002           2001            2000
                                         -------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $    554,381   $   523,234   $    430,194   $      4,053   $     (1,973)   $    432,227
 Realized gains (losses) . . . . . . .        608,464        54,217       (302,157)       465,979     (2,416,530)     (1,410,734)
 Change in unrealized appreciation
  (depreciation) during the year . . .      1,309,345      (860,920)       688,537     (1,366,976)     2,375,454      (2,006,595)
                                         ------------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      2,472,190      (283,469)       816,574       (896,944)       (43,049)     (2,985,102)
                                         ------------   -----------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     21,345,134    13,487,190      8,796,366     41,707,506     30,322,605      72,543,484
 Transfers to policyholders for
  benefits and termination . . . . . .    (20,374,987)   (8,656,128)   (10,301,347)   (38,386,989)   (29,539,278)    (68,002,822)
 Net transfers between subaccounts . .             --            --             --             --             --              --
                                         ------------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .        970,147     4,831,062     (1,504,981)     3,320,517        783,327       4,540,662
                                         ------------   -----------   ------------   ------------   ------------    ------------
Total increase (decrease) in net assets     3,442,337     4,547,593       (688,407)     2,423,573        740,278       1,555,560
Net assets at beginning of year. . . .     12,697,702     8,150,109      8,838,516      6,019,218      5,278,940       3,723,380
                                         ------------   -----------   ------------   ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 16,140,039   $12,697,702   $  8,150,109   $  8,442,791   $  6,019,218    $  5,278,940
                                         ============   ===========   ============   ============   ============    ============



                                                    Bond Index Subaccount                   Small Mid Cap CORE Subaccount
                                          -----------------------------------------   ------------------------------------------
                                              2002           2001          2000           2002           2001            2000
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . .   $  2,507,741   $  1,177,354   $   487,512   $     63,156   $     17,142    $    100,765
 Realized gains (losses). . . . . . . .      1,151,547        538,365       (53,751)      (308,323)      (240,918)         52,147
 Change in unrealized appreciation
  (depreciation) during the year. . . .      1,139,417       (351,339)      472,128     (3,202,266)       534,166        (145,708)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . .      4,798,705      1,364,380       905,889     (3,447,433)       310,390           7,204
                                          ------------   ------------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders. . . .     80,399,233     40,604,696    14,954,848     36,033,748     25,636,739      18,340,255
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . .    (63,484,146)   (26,565,597)   (8,187,184)   (30,066,959)   (11,747,714)    (16,306,841)
 Net transfers between subaccounts. . .             --             --            --             --             --              --
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from policy transactions . . . . . . .     16,915,087     14,039,099     6,767,664      5,966,789     13,889,025       2,033,414
                                          ------------   ------------   -----------   ------------   ------------    ------------
Total increase in net assets. . . . . .     21,713,792     15,403,479     7,673,553      2,519,356     14,199,415       2,040,618
Net assets at beginning of year . . . .     28,203,083     12,799,604     5,126,051     16,856,846      2,657,431         616,813
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . .   $ 49,916,875   $ 28,203,083   $12,799,604   $ 19,376,202   $ 16,856,846    $  2,657,431
                                          ============   ============   ===========   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                        For the years ended December 31,


                                                         High Yield Bond
                                                           Subaccount
                                            -----------------------------------------
                                                2002           2001          2000
                                            -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $  1,559,443   $    607,708   $   359,215
 Realized gains (losses). . . . . . . . .     (1,388,367)      (974,822)     (207,326)
 Change in unrealized appreciation
  (depreciation) during the year. . . . .       (775,067)       339,777      (650,931)
                                            ------------   ------------   -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .       (603,991)       (27,337)     (499,042)
                                            ------------   ------------   -----------
Policy transactions:
 Net premiums from policyholders. . . . .     61,038,950     52,681,738     9,819,846
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (53,858,143)   (46,455,863)   (8,852,014)
 Net transfers between subaccounts. . . .             --             --            --
                                            ------------   ------------   -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .      7,180,807      6,225,875       967,832
                                            ------------   ------------   -----------
Total increase (decrease) in net assets .      6,576,816      6,198,538       468,790
Net assets at beginning of year . . . . .     10,940,542      4,742,004     4,273,214
                                            ------------   ------------   -----------
Net assets at end of year . . . . . . . .   $ 17,517,358   $ 10,940,542   $ 4,742,004
                                            ============   ============   ===========
                                                       Turner Core Growth
                                                           Subaccount
                                            -----------------------------------------
                                               2002           2001            2000
                                            ------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    37,717   $    (11,239)   $  3,072,760
 Realized gains (losses). . . . . . . . .    (3,926,299)    (6,160,576)      2,749,177
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (2,303,152)       462,307      (8,773,256)
                                            -----------   ------------    ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .    (6,191,734)    (5,709,508)     (2,951,319)
                                            -----------   ------------    ------------
Policy transactions:
 Net premiums from policyholders. . . . .    10,365,878     19,490,344      57,091,019
 Transfers to policyholders for benefits     (7,264,247)   (14,451,228)    (54,259,832)
  and termination . . . . . . . . . . . .
 Net transfers between subaccounts. . . .            --             --              --
                                            -----------   ------------    ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .     3,101,631      5,039,116       2,831,187
                                            -----------   ------------    ------------
Total increase (decrease) in net assets .    (3,090,103)      (670,392)       (120,132)
Net assets at beginning of year . . . . .    21,880,481     22,550,873      22,671,005
                                            -----------   ------------    ------------
Net assets at end of year . . . . . . . .   $18,790,378   $ 21,880,481    $ 22,550,873
                                            ===========   ============    ============



                                                Brandes International Equity                Frontier Capital Appreciation
                                                         Subaccount                                   Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2002           2001           2000           2002           2001            2000
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . .   $    631,529   $    561,947   $  2,792,306   $    (18,241)  $    (44,638)   $  5,746,620
 Realized gains (losses) . . . . . . .     (3,005,405)     1,952,975      1,629,793     (4,373,502)    (4,000,460)      4,402,175
 Change in unrealized appreciation
  (depreciation) during the year . . .     (5,765,305)    (7,556,070)    (2,602,173)    (4,993,417)     3,601,003      (9,587,258)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (8,139,181)    (5,041,148)     1,819,926     (9,385,160)      (444,095)        561,537
                                         ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . .     36,972,167     54,859,060     34,606,916     22,057,385     34,272,034      40,643,205
 Transfers to policyholders for
  benefits and termination . . . . . .    (29,301,027)   (38,544,794)   (17,063,755)   (15,648,234)   (24,795,925)    (34,557,509)
 Net transfers between subaccounts . .             --             --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from policy transactions. . . . . . .      7,671,140     16,314,266     17,543,161      6,409,151      9,476,109       6,085,696
                                         ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net assets      (468,041)    11,273,118     19,363,087     (2,976,009)     9,032,014       6,647,233
Net assets at beginning of year. . . .     48,051,501     36,778,383     17,415,296     32,664,269     23,632,255      16,985,022
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year. . . . . . .   $ 47,583,460   $ 48,051,501   $ 36,778,383   $ 29,688,260   $ 32,664,269    $ 23,632,255
                                         ============   ============   ============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                                         Clifton Enhanced                      Large Cap Aggressive Growth
                                                            Subaccount                                 Subaccount
                                            ------------------------------------------   ---------------------------------------
                                                2002           2001           2000          2002          2001           2000*
                                            -------------  -------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    360,451   $  1,006,518   $  1,393,023   $    (3,601)  $    (3,151)   $     5,904
 Realized gains (losses). . . . . . . . .     (5,948,315)    (2,905,570)       132,736      (480,738)     (362,890)       (11,798)
 Change in unrealized appreciation
  (depreciation) during the year or period      (230,858)      (557,430)    (2,553,428)     (557,545)      131,647        (37,617)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .     (5,818,722)    (2,456,482)    (1,027,669)   (1,041,884)     (234,394)       (43,511)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders. . . . .      9,576,925     37,017,246     15,685,529     4,377,608     9,373,181      3,456,939
 Transfers to policyholders for benefits
  and termination . . . . . . . . . . . .    (19,059,107)   (20,297,445)   (11,190,723)   (3,888,337)   (6,935,633)    (3,068,441)
 Net transfers between subaccounts. . . .             --             --             --            --            --             --
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     (9,482,182)    16,719,801      4,494,806       489,271     2,437,548        388,498
                                            ------------   ------------   ------------   -----------   -----------    -----------
Total increase (decrease) in net assets .    (15,300,904)    14,263,319      3,467,137      (552,613)    2,203,154        344,987
Net assets at beginning of year or period     24,468,670     10,205,351      6,738,214     2,548,141       344,987             --
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net assets at end of year or period . . .   $  9,167,766   $ 24,468,670   $ 10,205,351   $ 1,995,528   $ 2,548,141    $   344,987
                                            ============   ============   ============   ===========   ===========    ===========



                                                        Fundamental Growth                      AIM V.I. Premier Equity
                                                            Subaccount                                 Subaccount
                                              ---------------------------------------   ----------------------------------------
                                                 2002          2001          2000*         2002           2001           2000*
                                              ------------  ------------  ------------  ------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . .   $    (2,293)  $    (4,020)  $   205,119   $     4,811   $     (1,923)   $    47,633
 Realized losses. . . . . . . . . . . . . .      (125,623)   (1,548,338)      (46,349)     (163,108)      (711,696)       (54,358)
 Change in unrealized appreciation
  (depreciation) during the year or period.      (245,274)      509,072      (568,635)     (743,761)       190,958       (101,244)
                                              -----------   -----------   -----------   -----------   ------------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . .      (373,190)   (1,043,286)     (409,865)     (902,058)      (522,661)      (107,969)
                                              -----------   -----------   -----------   -----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders. . . . . .     2,165,262     3,652,553     9,131,403     3,024,700     14,927,640      4,263,052
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . .    (1,126,213)   (3,703,958)   (6,708,404)   (2,684,355)   (12,990,470)    (2,990,639)
 Net transfers between subaccounts. . . . .            --            --            --            --             --             --
                                              -----------   -----------   -----------   -----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . .     1,039,049       (51,405)    2,422,999       340,345      1,937,170      1,272,413
                                              -----------   -----------   -----------   -----------   ------------    -----------
Total increase (decrease) in net assets . .       665,859    (1,094,691)    2,013,134      (561,713)     1,414,509      1,164,444
Net assets at beginning of year or period .       918,443     2,013,134            --     2,578,953      1,164,444             --
                                              -----------   -----------   -----------   -----------   ------------    -----------
Net assets at end of year or period . . . .   $ 1,584,302   $   918,443   $ 2,013,134   $ 2,017,240   $  2,578,953    $ 1,164,444
                                              ===========   ===========   ===========   ===========   ============    ===========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                                         Fidelity VIP Growth
                                                              Subaccount
                                               ----------------------------------------
                                                  2002           2001          2000*
                                               ------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . . .   $      (488)  $    (10,687)  $    (1,420)
 Realized losses . . . . . . . . . . . . . .      (577,070)    (1,452,397)       (8,731)
 Change in unrealized appreciation
  (depreciation) during the year or period .    (1,412,909)        (8,026)     (156,818)
                                               -----------   ------------   -----------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . . . .    (1,990,467)    (1,471,110)     (166,969)
                                               -----------   ------------   -----------
Policy transactions:
 Net premiums from policyholders . . . . . .     6,021,543     28,833,063     6,655,609
 Transfers to policyholders for benefits and
  termination. . . . . . . . . . . . . . . .    (2,078,066)   (24,690,799)   (4,970,882)
 Net transfers between subaccounts . . . . .            --             --            --
                                               -----------   ------------   -----------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . .     3,943,477      4,142,264     1,684,727
                                               -----------   ------------   -----------
Total increase in net assets . . . . . . . .     1,953,010      2,671,154     1,517,758
Net assets at beginning of year or period. .     4,188,912      1,517,758            --
                                               -----------   ------------   -----------
Net assets at end of year or period. . . . .   $ 6,141,922   $  4,188,912   $ 1,517,758
                                               ===========   ============   ===========
                                                     Fidelity VIP II Contrafund
                                                             Subaccount
                                               ---------------------------------------
                                                  2002           2001          2000*
                                               ------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . . . .   $    33,360   $      1,015    $   (1,017)
 Realized losses . . . . . . . . . . . . . .      (216,612)      (470,107)      (11,057)
 Change in unrealized appreciation
  (depreciation) during the year or period .      (666,116)        59,663       (35,244)
                                               -----------   ------------    ----------
Net decrease in net assets resulting from
 operations. . . . . . . . . . . . . . . . .      (849,368)      (409,429)      (47,318)
                                               -----------   ------------    ----------
Policy transactions:
 Net premiums from policyholders . . . . . .    11,666,620     14,889,228     1,758,982
 Transfers to policyholders for benefits and    (2,775,791)   (10,244,751)     (705,047)
  termination. . . . . . . . . . . . . . . .
 Net transfers between subaccounts . . . . .            --             --            --
                                               -----------   ------------    ----------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . .     8,890,829      4,644,477     1,053,935
                                               -----------   ------------    ----------
Total increase in net assets . . . . . . . .     8,041,461      4,235,048     1,006,617
Net assets at beginning of year or period. .     5,241,665      1,006,617            --
                                               -----------   ------------    ----------
Net assets at end of year or period. . . . .   $13,283,126   $  5,241,665    $1,006,617
                                               ===========   ============    ==========



                                                    Janus Aspen Global Technology              Janus Aspen Worldwide Growth
                                                              Subaccount                                Subaccount
                                               ----------------------------------------   --------------------------------------
                                                  2002           2001          2000*         2002         2001           2000*
                                               ------------  -------------  ------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment loss . . . . . . . . . . . .   $    (2,146)  $     10,423   $     2,028   $   12,238   $     1,163    $    17,541
 Realized losses . . . . . . . . . . . . . .      (902,648)      (705,841)      (69,974)    (290,276)     (377,539)      (140,835)
 Change in unrealized appreciation
  (depreciation) during the year or period .      (314,041)         3,967       (98,497)    (534,281)      (72,698)       (61,721)
                                               -----------   ------------   -----------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .    (1,218,835)      (691,451)     (166,443)    (812,319)     (449,074)      (185,015)
                                               -----------   ------------   -----------   ----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders . . . . . .     2,214,702     15,124,945     2,902,504    2,122,783     9,782,816      8,457,498
 Transfers to policyholders for benefits and
  termination. . . . . . . . . . . . . . . .    (2,927,474)   (12,090,684)   (2,293,755)    (859,180)   (8,218,272)    (7,234,105)
 Net transfers between subaccounts . . . . .            --             --            --           --            --             --
                                               -----------   ------------   -----------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions. . . . .      (712,772)     3,034,261       608,749    1,263,603     1,564,544      1,223,393
                                               -----------   ------------   -----------   ----------   -----------    -----------
Total increase (decrease) in net assets. . .    (1,931,607)     2,342,810       442,306      451,284     1,115,470      1,038,378
Net assets at beginning of year or period. .     2,785,116        442,306            --    2,153,848     1,038,378             --
                                               -----------   ------------   -----------   ----------   -----------    -----------
Net assets at end of year or period. . . . .   $   853,509   $  2,785,116   $   442,306   $2,605,132   $ 2,153,848    $ 1,038,378
                                               ===========   ============   ===========   ==========   ===========    ===========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                                     MFS Discovery Series                      Templeton International
                                                          Subaccount                                  Subaccount
                                           ----------------------------------------   ------------------------------------------
                                              2002           2001          2000*          2002           2001           2000*
                                           ------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss). . . . . .   $    (7,393)  $     91,210   $    (1,349)  $     43,149   $     85,627    $       (640)
 Realized gains (losses) . . . . . . . .      (679,836)      (428,468)       16,026       (183,026)      (752,426)         11,899
 Change in unrealized appreciation
  (depreciation) during the year or
  period . . . . . . . . . . . . . . . .    (1,914,660)       211,521       (94,403)      (404,496)       113,268          15,320
                                           -----------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .    (2,601,889)      (125,737)      (79,726)      (544,373)      (553,531)         26,579
                                           -----------   ------------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders . . . .     4,118,421     31,343,292     4,148,131      9,361,988     43,355,972      11,365,793
 Transfers to policyholders for benefits
  and termination. . . . . . . . . . . .    (5,001,516)   (23,599,696)   (2,889,948)   (10,565,501)   (40,524,558)    (10,522,033)
 Net transfers between subaccounts . . .            --             --            --             --             --              --
                                           -----------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. . .      (883,095)     7,743,596     1,258,183     (1,203,513)     2,831,414         843,760
                                           -----------   ------------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets.    (3,484,984)     7,617,859     1,178,457     (1,747,886)     2,277,883         870,339
Net assets at beginning of year or period    8,796,316      1,178,457            --      3,148,222        870,339              --
                                           -----------   ------------   -----------   ------------   ------------    ------------
Net assets at end of year or period. . .   $ 5,311,332   $  8,796,316   $ 1,178,437   $  1,400,336   $  3,148,222    $    870,339
                                           ===========   ============   ===========   ============   ============    ============



                                                  V.A. Financial Industries     V.A. Relative Value      V.A. Strategic Income
                                                         Subaccount                 Subaccount                 Subaccount
                                                  --------------------------  -----------------------   ------------------------
                                                      2002         2001*         2002         2001*        2002          2001*
                                                  -------------  -----------  ------------  ----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $     2,062    $     693    $     2,513   $     170   $    26,308    $    5,221
 Realized gains (losses). . . . . . . . . . . .       (88,357)        (150)        (8,353)     17,298        (7,868)        7,133
 Change in unrealized appreciation
  (depreciation) during the year or period. . .       (20,939)      (5,763)      (254,378)      1,589         6,239        (3,537)
                                                  -----------    ---------    -----------   ---------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . .      (107,234)      (5,220)      (260,218)     19,057        24,679         8,817
                                                  -----------    ---------    -----------   ---------   -----------    ----------
Policy transactions:
 Net premiums from policyholders. . . . . . . .     2,052,380      408,104      2,524,791     982,369     1,528,561     1,077,976
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . . . .    (1,827,686)    (259,796)    (2,303,938)   (515,153)   (1,691,597)     (721,270)
 Net transfers between subaccounts. . . . . . .            --           --             --          --            --            --
                                                  -----------    ---------    -----------   ---------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . .       224,694      148,308        220,853     467,216      (163,036)      356,706
                                                  -----------    ---------    -----------   ---------   -----------    ----------
Total increase (decrease) in net assets . . . .       117,460      143,088        (39,365)    486,273      (138,357)      365,523
Net assets at beginning of year or period . . .       143,088           --        486,273          --       365,523            --
                                                  -----------    ---------    -----------   ---------   -----------    ----------
Net assets at end of year or period . . . . . .   $   260,548    $ 143,088    $   446,908   $ 486,273   $   227,166    $  365,523
                                                  ===========    =========    ===========   =========   ===========    ==========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes

                      John Hancock Variable Life Account S

                  For the years and periods ended December 31,


                                                    Health Sciences          Large Cap Value Core         Fundamental Value
                                                       Subaccount                 Subaccount                  Subaccount
                                                ------------------------   ------------------------   --------------------------
                                                   2002         2001*         2002         2001*          2002           2001*
                                                ------------  -----------  ------------  -----------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $      (121)  $     (457)  $    33,921   $    2,995   $    380,817    $    10,265
 Realized losses. . . . . . . . . . . . . . .      (247,244)      (2,122)     (204,465)      (1,012)    (2,241,603)       (52,836)
 Change in unrealized appreciation
  (depreciation) during the year or period. .      (146,395)      (4,934)     (489,473)       2,334     (5,879,168)       390,633
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .      (393,760)      (7,513)     (660,017)       4,317     (7,739,954)       348,062
                                                -----------   ----------   -----------   ----------   ------------    -----------
Policy transactions:
 Net premiums from policyholders. . . . . . .     3,298,777    1,607,875     4,589,142    2,488,224     28,755,601     43,631,124
 Transfers to policyholders for benefits and
  termination . . . . . . . . . . . . . . . .    (3,442,934)     (59,706)   (2,973,259)     (47,163)   (32,019,285)    (2,093,619)
 Net transfers between subaccounts. . . . . .            --           --            --           --             --             --
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .      (144,157)   1,548,169     1,615,883    2,441,061     (3,263,684)    41,537,505
                                                -----------   ----------   -----------   ----------   ------------    -----------
Total increase (decrease) in net assets . . .      (537,917)   1,540,656       955,866    2,445,378    (11,003,638)    41,885,567
Net assets at beginning of year or period . .     1,540,656           --     2,445,378           --     41,885,567             --
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net assets at end of year or period . . . . .   $ 1,002,739   $1,540,656   $ 3,401,244   $2,445,378   $ 30,881,929    $41,885,567
                                                ===========   ==========   ===========   ==========   ============    ===========



                             Small Cap Value            AIM V.I. Growth       MFS Investors Growth
                                Subaccount                 Subaccount              Subaccount
                        --------------------------   ----------------------   ---------------------
                            2002          2001*         2002        2001*       2002         2001*
                        -------------  ------------  ------------  ---------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    122,331   $    32,296   $      (357)  $    106   $   (423)    $    (17)
 Realized gains
  (losses). . . . . .        635,407       (51,686)        4,621       (522)   (14,397)      (1,101)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .     (2,727,447)      950,055       (31,928)      (481)   (64,477)        (591)
                        ------------   -----------   -----------   --------   --------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     (1,969,709)      930,665       (27,664)      (897)   (79,297)      (1,709)
                        ------------   -----------   -----------   --------   --------     --------
Policy transactions:
 Net premiums from
  policyholders . . .     40,409,930    19,262,591     1,768,182    105,110    493,771      165,599
 Transfers to
  policyholders for
  benefits and
  termination . . . .    (25,090,783)   (7,950,541)   (1,495,995)    (1,471)   (49,036)     (10,677)
 Net transfers between
  subaccounts . . . .             --            --            --         --         --           --
                        ------------   -----------   -----------   --------   --------     --------
Net increase in net
 assets resulting from
 policy transactions.     15,319,147    11,312,050       272,187    103,639    444,735      154,922
                        ------------   -----------   -----------   --------   --------     --------
Total increase in net
 assets . . . . . . .     13,349,438    12,242,715       244,523    102,742    365,438      153,213
Net assets at
 beginning of year or
 period . . . . . . .     12,242,715            --       102,742         --    153,213           --
                        ------------   -----------   -----------   --------   --------     --------
Net assets at end of
 year or period . . .   $ 25,592,153   $12,242,715   $   347,265   $102,742   $518,651     $153,213
                        ============   ===========   ===========   ========   ========     ========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes

                      John Hancock Variable Life Account S

                  For the year and periods ended December 31,


                           MFS Research        AIM V.I. Capital       AYCO
                             Series IC        Development Series   Growth Fund
                            Subaccount            Subaccount       Subaccount
                        -------------------   ------------------  -------------
                          2002      2001*           2002*             2002*
                        ---------  ---------  ------------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    275   $     (9)       $    (2)        $     279
 Realized gains
  (losses). . . . . .     (2,909)    (1,524)             2           (51,914)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (41,286)     2,983          2,134           (16,646)
                        --------   --------        -------         ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (43,920)     1,450          2,134           (68,281)
                        --------   --------        -------         ---------
Policy transactions:
 Net premiums from
  policyholders . . .    201,920     99,292         85,712           305,733
 Transfers to
  policyholders for
  benefits and
  termination . . . .    (13,762)   (19,075)          (168)         (159,915)
 Net transfers between
  subaccounts . . . .         --         --             --                --
                        --------   --------        -------         ---------
Net increase in net
 assets resulting from
 policy transactions.    188,158     80,217         85,544           145,818
                        --------   --------        -------         ---------
Total increase in net
 assets . . . . . . .    144,238     81,667         87,678            77,537
Net assets at
 beginning of year or
 period . . . . . . .     81,667         --             --                --
                        --------   --------        -------         ---------
Net assets at end of
 year or period . . .   $225,905   $ 81,667        $87,678         $  77,537
                        ========   ========        =======         =========



                                                               M Fund Business
                                    CSI      Fidelity VIP II    Opportunities
                                   Equity       Overseas            Value
                                 Subaccount    Subaccount        Subaccount
                                 ----------  ---------------  -----------------
                                   2002*          2002*             2002*
                                 ----------  ---------------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).    $    --       $     (5)         $  4,548
 Realized gains (losses) . . .         13           (403)           (2,492)
 Change in unrealized
  depreciation during the year
  or period. . . . . . . . . .       (193)        (2,366)          (89,852)
                                  -------       --------          --------
Net decrease in net assets
 resulting from operations . .       (180)        (2,774)          (87,796)
                                  -------       --------          --------
Policy transactions:
 Net premiums from
  policyholders. . . . . . . .     31,930         78,633           880,705
 Transfers to policyholders for
  benefits and termination . .     (4,381)       (11,017)          (45,457)
 Net transfers between
  subaccounts. . . . . . . . .         --             --                --
                                  -------       --------          --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . . .     27,549         67,616           835,248
                                  -------       --------          --------
Total increase in net assets .     27,369         64,842           747,452
Net assets at beginning of year
 or period . . . . . . . . . .         --             --                --
                                  -------       --------          --------
Net assets at end of year or
 period. . . . . . . . . . . .    $27,369       $ 64,842          $747,452
                                  =======       ========          ========



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account S

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock).
 The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable COLI, Variable Estate Protection, Majestic Variable Estate Production, Majestic Variable Estate Production 98, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trusts or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-nine Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Financial Industries, V.A Relative Value, V.A. Strategic Income, Health Sciences, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth, MFS Research Series IC, AIM V.I. Capital Development Series, AYCO Growth Fund, CSI Equity, Fidelity VIP II Overseas, and M Fund Business Opportunities Value Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

                      John Hancock Variable Life Account S

1.  Organization (continued)

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account.
 Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                      John Hancock Variable Life Account S

2.  Significant Accounting Policies (continued)

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.


3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.


4.  Details of Investments

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     7,190,475   $138,414,726   $ 80,402,878
Active Bond. . . . . . . . . . . .     7,382,476     70,333,903     71,583,878
International Equity Index . . . .     2,666,720     32,179,147     26,807,353
Small Cap Growth . . . . . . . . .     2,999,818     30,832,574     24,739,182
Global Balanced. . . . . . . . . .       568,356      4,829,332      4,503,560
Multi Cap Growth . . . . . . . . .     4,594,575     43,820,638     30,566,412
Large Cap Value. . . . . . . . . .     7,002,864     95,497,040     83,400,781
Money Market . . . . . . . . . . .   295,899,300    295,899,299    295,899,299
Small/Mid Cap Growth . . . . . . .     2,022,983     25,874,004     22,211,720
Real Estate Equity . . . . . . . .     1,936,236     26,739,823     24,763,040
Growth & Income. . . . . . . . . .    12,109,017    192,318,003    111,605,295
Managed. . . . . . . . . . . . . .    10,566,622    151,159,072    117,787,335
Short-Term Bond. . . . . . . . . .     4,580,239     46,542,499     46,860,085
Small Cap Equity . . . . . . . . .     2,690,185     21,841,265     16,938,336
International Opportunities. . . .     3,661,361     33,781,863     27,666,351
Equity Index . . . . . . . . . . .    17,315,126    258,728,423    196,772,070
Global Bond. . . . . . . . . . . .     1,458,941     15,405,314     16,140,039
Emerging Markets Equity. . . . . .     1,409,157      9,006,371      8,442,791
Bond Index . . . . . . . . . . . .     4,846,649     48,745,078     49,916,875
Small Mid Cap CORE . . . . . . . .     2,338,971     22,182,027     19,376,202

                      John Hancock Variable Life Account S

4.  Details of Investments (continued)


Subaccount                             Shares Owned     Cost          Value
----------                             ------------     ----          -----
High Yield Bond. . . . . . . . . . .    2,964,797    $18,593,822   $17,517,358
Turner Core Growth . . . . . . . . .    1,913,481     27,168,531    18,790,378
Brandes International Equity . . . .    4,772,664     59,967,304    47,583,460
Frontier Capital Appreciation. . . .    2,346,898     37,167,929    29,688,260
Clifton Enhanced US Equity . . . . .      941,246     12,261,400     9,167,766
Large Cap Aggessive Growth . . . . .      358,137      2,459,043     1,995,528
Fundamental Growth . . . . . . . . .      267,882      1,889,138     1,584,302
AIM V.I. Premier Equity. . . . . . .      124,367      2,671,286     2,017,240
Fidelity VIP Growth. . . . . . . . .      263,150      7,719,675     6,141,922
Fidelity VIP II Contrafund . . . . .      736,315     13,924,823    13,283,126
Janus Aspen Globel Technology. . . .      354,153      1,262,080       853,509
Janus Aspen Worldwide Growth . . . .      124,350      3,273,832     2,605,132
MFS New Discovery Series . . . . . .      508,748      7,108,874     5,311,332
Templeton International. . . . . . .      148,656      1,676,244     1,400,336
V.A Financial Industries . . . . . .       22,461        287,250       260,548
V.A Relative Value . . . . . . . . .       79,948        699,697       446,908
V.A. Strategic Income. . . . . . . .       26,197        224,423       227,125
Health Sciences. . . . . . . . . . .      128,103      1,154,068     1,002,739
Large Cap Value CORE . . . . . . . .      428,034      3,888,383     3,401,244
Fundamental Value. . . . . . . . . .    3,551,582     36,370,464    30,881,929
Small Cap Value. . . . . . . . . . .    2,039,757     27,369,545    25,592,153
AIM V.I. Growth. . . . . . . . . . .       30,731        379,674       347,265
MFS Investors Growth . . . . . . . .       73,256        583,719       518,651
MFS Research Series IC . . . . . . .       20,956        264,208       225,905
AIM V.I. Capital Development Series.        9,367         85,544        87,678
AYCO Growth Fund . . . . . . . . . .       11,660         94,183        77,537
CSI Equity . . . . . . . . . . . . .        2,756         27,562        27,369
Fidelity VIP II Overseas . . . . . .        5,927         67,208        64,842
M Fund Business Opportunities Value.       95,460        837,304       747,452

                      John Hancock Variable Life Account S

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 27,432,877   $ 27,148,369
Active Bond. . . . . . . . . . . . . . . . . . .     33,853,946     29,599,480
International Equity Index . . . . . . . . . . .     41,442,083     38,334,716
Small Cap Growth . . . . . . . . . . . . . . . .     25,986,389     27,701,497
Global Balanced. . . . . . . . . . . . . . . . .      2,013,539      1,436,286
Multi Cap Growth . . . . . . . . . . . . . . . .     19,502,584     18,725,804
Large Cap Value. . . . . . . . . . . . . . . . .     49,542,236     34,608,409
Money Market . . . . . . . . . . . . . . . . . .    410,321,478    309,321,590
Small/Mid Cap Growth . . . . . . . . . . . . . .     21,961,389     21,118,952
Real Estate Equity . . . . . . . . . . . . . . .     29,589,628     28,009,564
Growth & Income. . . . . . . . . . . . . . . . .     24,480,364     21,522,011
Managed. . . . . . . . . . . . . . . . . . . . .     23,501,369     15,868,062
Short-Term Bond. . . . . . . . . . . . . . . . .     38,639,598      9,798,344
Small Cap Equity . . . . . . . . . . . . . . . .     20,736,331     23,447,847
International Opportunities. . . . . . . . . . .     48,934,854     49,918,264
Equity Index . . . . . . . . . . . . . . . . . .    114,304,483     52,102,381
Global Bond. . . . . . . . . . . . . . . . . . .     19,324,053     17,674,770
Emerging Markets Equity. . . . . . . . . . . . .     31,531,128     28,206,558
Bond Index . . . . . . . . . . . . . . . . . . .     62,485,215     42,986,188
Small Mid Cap CORE . . . . . . . . . . . . . . .     27,069,713     21,039,768
High Yield Bond. . . . . . . . . . . . . . . . .     40,925,412     32,185,162
Turner Core Growth . . . . . . . . . . . . . . .      7,407,833      4,268,484
Brandes International Equity . . . . . . . . . .     24,061,329     14,139,909
Frontier Capital Appreciation. . . . . . . . . .     16,656,752     10,265,842
Clifton Enhanced US Equity . . . . . . . . . . .      6,932,947     16,054,678
Large Cap Aggressive Growth. . . . . . . . . . .      2,968,408      2,482,738
Fundamental Growth . . . . . . . . . . . . . . .      2,205,953      1,169,197
AIM V.I. Premier Equity. . . . . . . . . . . . .      1,920,750      1,575,594
Fidelity VIP Growth. . . . . . . . . . . . . . .      5,502,124      1,559,135
Fidelity VIP II Contrafund . . . . . . . . . . .     11,479,004      2,554,815
Janus Aspen Global Tech. . . . . . . . . . . . .      1,609,352      2,324,270
Janus Aspen Worldwide Gr.. . . . . . . . . . . .      2,150,037        874,196
MFS New Discovery Series . . . . . . . . . . . .      3,883,098      4,773,586
Templeton International. . . . . . . . . . . . .      5,900,701      7,061,065
V.A Financial Industries . . . . . . . . . . . .      1,615,571      1,388,815
V.A Relative Value . . . . . . . . . . . . . . .      2,144,733      1,920,035
V.A. Strategic Income. . . . . . . . . . . . . .      1,166,189      1,302,958

                      John Hancock Variable Life Account S

4.  Details of Investments (continued)


Subaccount                                            Purchases       Sales
----------                                            ---------       -----
Health Sciences. . . . . . . . . . . . . . . . . .   $ 1,975,836   $ 2,120,114
Large Cap Value CORE . . . . . . . . . . . . . . .     3,218,691     1,568,887
Fundamental Value. . . . . . . . . . . . . . . . .    19,731,932    22,614,799
Small Cap Value. . . . . . . . . . . . . . . . . .    30,683,778    14,755,098
AIM V.I. Growth. . . . . . . . . . . . . . . . . .     1,635,324     1,363,494
MFS Investors Growth . . . . . . . . . . . . . . .       493,255        48,943
MFS Research Series IC . . . . . . . . . . . . . .       202,120        13,687
AIM V.I. Capital Development Series. . . . . . . .        85,676           134
AYCO Growth Fund . . . . . . . . . . . . . . . . .       304,715       158,618
CSI Equity . . . . . . . . . . . . . . . . . . . .        31,930         4,381
Fidelity VIP II Overseas . . . . . . . . . . . . .        75,854         8,243
M Fund Business Opportunities Value. . . . . . . .       851,176        11,380



5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                            For the years and periods ended
                                       At December 31,                                December 31,
                             -----------------------------------  ----------------------------------------------------
                                           Unit                       Expenses       Investment           Total
                             Units       Fair Value      Assets        Ratio*          Income           Return***
     Subaccount              (000s)  Lowest to Highest   (000s)   Lowest to Highest    Ratio**      Lowest to Highest
---------------------        ------  -----------------  --------  -----------------  -----------  --------------------
Large Cap Growth       2002  4,989   $11.11 to $ 41.17  $ 80,403    0% to 0.625%        0.33%      (25.85)% to (25.40)%
                       2001  5,041    14.90 to 55.19     111,705    0.05 to 0.625       0.25        (18.24) to (17.54)

Active Bond            2002  3,869    14.75 to 35.78      71,584     0 to 0.625         5.12           5.97 to 6.62
                       2001  3,557    13.84 to 33.56      66,269    0.05 to 0.625       7.43        6.80 to 235.60/c/

International Equity
 Index                 2002  2,510     8.51 to 16.51      26,807     0 to 0.625         1.91        (14.31) to (13.75)
                       2001  2,265     9.87 to 19.15      28,862    0.05 to 0.625       2.11       (20.79) to 91.50/c/

Small Cap Growth       2002  2,332    10.48 to 12.04      24,739      0 to 0.6          --/a/       (28.83) to (28.39)
                       2001  2,437    14.70 to 16.83      36,952    0.05 to 0.625       --/a/      (13.09) to 52.30/c/

Global Balanced        2002    430    10.29 to 10.94       4,504     0 to 0.625         1.23         (5.92) to (5.32)
                       2001    371    10.88 to 11.56       4,171    0.05 to 0.625       1.61         (7.01) to (6.40)

Multi Cap Growth       2002  3,094     9.87 to 11.21      30,566     0 to 0.625         --/a/       (30.51) to (30.05)
                       2001  3,002    14.20 to 16.04      43,999    0.05 to 0.625       --/a/      (37.33) to 47.10/c/

                      John Hancock Variable Life Account S

5. Unit Values (continued)


                                                                         For the years and periods ended
                                    At December 31,                                December 31,
                          -----------------------------------  ----------------------------------------------------
                                        Unit                       Expenses       Investment           Total
                          Units       Fair Value      Assets        Ratio*          Income           Return***
    Subaccount            (000s)  Lowest to Highest   (000s)   Lowest to Highest    Ratio**      Lowest to Highest
------------------        ------  -----------------  --------  -----------------  -----------  --------------------
Large Cap Value     2002   5,310  $14.18 to $16.88   $ 83,401    0% to 0.625%        1.67%      (11.24)% to (10.69)%
                    2001   4,594   15.58 to 18.90      82,486    0.05 to 0.625       1.83         0.61 to 89.00/c/

Money Market        2002  21,563   12.74 to 14.66     295,899     0 to 0.625         1.41           0.84 to 1.52
                    2001  14,320   12.56 to 19.75     194,899    0.05 to 0.625       4.52         3.26 to 44.40/c/

Small/Mid Cap
 Growth             2002   1,448   11.45 to 18.66      22,212     0 to 0.625         --/a/       (19.38) to (18.87)
                    2001   1,541   14.13 to 23.00      27,446    0.05 to 0.625       --/a/          2.14 to 2.78

Real Estate Equity  2002   1,174   13.55 to 33.08      24,763     0 to 0.625         4.64           1.36 to 2.01
                    2001   1,239   13.29 to 32.43      25,563    0.05 to 0.625       5.34        5.07 to 224.30/c/

Growth & Income     2002   6,132   11.24 to 48.11     111,605     0 to 0.625         0.74        (20.16) to (19.62)
                    2001   6,069   13.99 to 59.88     141,794    0.05 to 0.625       0.64        (16.00) to (15.45)

Managed             2002   4,653   13.15 to 40.28     117,787     0 to 0.625         1.79        (12.13) to (11.57)
                    2001   4,490   14.88 to 45.55     130,010    0.05 to 0.625       2.69         (3.47) to (2.84)

Short-Term Bond     2002   2,991   14.01 to 16.54      46,860     0 to 0.625         4.44           4.81 to 5.48
                    2001   1,192   13.29 to 15.68      17,602    0.05 to 0.625       6.60         7.40 to 56.80/c/

Small Cap Equity    2002   2,199    7.57 to 8.12       16,938     0% to 0.625        0.17        (26.90) to (26.45)
                    2001   2,371   10.30 to 11.04      25,497    0.05 to 0.625       0.07        (4.40) to 10.40/c/

International
 Opportunities      2002   3,121    8.73 to 9.28       27,666     0 to 0.625         0.71        (17.52) to (16.94)
                    2001   3,321   10.79 to 11.18      36,227    0.05 to 0.625       1.01        (21,41) to 20.88)

Equity Index        2002  14,262   12.69 to 15.15     196,772      0 to 0.6          1.40        (20.23) to (19.71)
                    2001  10,568   15.82 to 18.87     187,338    0.05 to 0.625       1.51       (12.54) to 88.70/c/

Global Bond         2002   1,023   14.92 to 16.08      16,140     0 to 0.625         3.75          16.54 to 17.26
                    2001     948   12.73 to 13.72      12,698    0.05 to 0.625       7.05        (2.07) to 37.20/c/

Emerging Markets
 Equity             2002   1,232    6.87 to 7.07        8,443     0 to 0.625         0.29         (5.76) to (5.23)
                    2001     818    7.29 to 7.46        6,019    0.05 to 0.625       0.34       (4.20) to (25.40)/c/

Bond Index          2002   3,637   13.34 to 13.73      49,917     0 to 0.625         5.50           8.46 to 9.14
                    2001   2,263   12.30 to 12.58      28,203    0.05 to 0.625       6.79         7.05 to 25.80/c/

                      John Hancock Variable Life Account S

5. Unit Values (continued)


                                                                            For the years and periods ended
                                       At December 31,                                December 31,
                              ----------------------------------  ----------------------------------------------------
                                            Unit                      Expenses       Investment           Total
                              Units       Fair Value     Assets        Ratio*          Income           Return***
      Subaccount              (000s)  Lowest to Highest  (000s)   Lowest to Highest   Ratio**       Lowest to Highest
----------------------        ------  -----------------  -------  -----------------  ----------  ---------------------
Small/Mid Cap CORE      2002  2,018    $9.64 to $9.93    $19,376    0% to 0.625%        0.51%     (17.96)% to (13.16)%
                        2001  1,488    11.19 to 11.75     16,857    0.05 to 0.625       0.48        0.35 to 14.40/c/

High Yield Bond         2002  1,997     8.62 to 8.87      17,517     0 to 0.625        10.61        (5.07) to (4.52)
                        2001  1,191     9.08 to 9.29      10,941    0.05 to 0.625      10.95        (7.10)/c/ to 2.09

Turner Core Growth      2002  1,432     12.71 to 15.01    18,790     0 to 0.625         0.25       (24.25) to (23.76)
                        2001  1,231    16.67 to 19.69     21,880    0.05 to 0.625       0.15       (24.06) to 96.90/c/

Brandes International
 Equity                 2002  3,638    12.99 to 13.88     47,583     0 to 0.625         1.34       (14.27) to (13.68)
                        2001  3,104    15.28 to 16.10     48,052    0.05 to 0.625       1.88       (13.30) to 58.60/c/

Frontier Capital
 Appreciation           2002  1,862    15.17 to 18.93     29,688     0 to 0.625        --/a/       (23.72) to (23.23)
                        2001  1,548    19.76 to 24.69     32,664    0.05 to 0.625      --/a/        (1.60) to (0.99)

Clifton Enhanced US
 Equity                 2002    892    10.39 to 10.75      9,168     0 to 0.625         1.92       (23.15) to (22.66)
                        2001  1,779    10.25 to 13.90     24,469    0.05 to 0.625       6.38       (13.16) to (13.02)

Large Cap Aggressive
 Growth                 2002    403     4.72 to 5.93       1,996     0 to 0.625        --/a/       (29.24) to (28.76)
                        2001    369     6.67 to 8.33       2,548    0.05 to 0.625      --/a/      (16.70)/c/ to (14.65)

Fundamental Growth      2002    321     4.36 to 7.32       1,584     0 to 0.625        --/a/       (28.43) to (27.94)
                        2001    124     6.14 to 10.16        918    0.05 to 0.625      --/a/         (32.67) to 1.60

AIM V.I. Premier
 Equity                 2002    249     5.07 to 21.43      2,017     0 to 0.625         0.36       (31.21) to (26.33)
                        2001    251     7.08 to 29.72      2,579    0.05 to 0.625       0.15       (15.30) to (12.56)

Fidelity VIP Growth     2002    613     5.07 to 51.31      6,142     0 to 0.625         0.10       (28.29) to (27.77)
                        2001    266     7.07 to 71.07      4,189    0.05 to 0.625      --/a/      (18.22) to 610.70/c/
                                                                                       --/a/
Fidelity VIP II
 Contrafund             2002  1,418     7.53 to 25.59     13,283     0 to 0.625         0.53       (39.67) to (39.15)
                        2001    512     8.20 to 27.72      5,242    0.05 to 0.625       0.22       (12.97) to (12.36)

Janus Aspen Global
 Technology             2002    342     2.54 to 2.58         854     0 to 0.625        --/a/       (39.67) to (39.15)
                        2001    658     4.20 to 4.24       2,785    0.05 to 0.625       1.15      (57.60)/c/ to (37.37)

                      John Hancock Variable Life Account S

5. Unit Values (continued)


                                                                             For the years and periods ended
                                      At December 31,                                 December 31,
                             ----------------------------------  -------------------------------------------------------
                                           Unit                      Expenses       Investment             Total
                             Units       Fair Value     Assets        Ratio*          Income             Return***
     Subaccount              (000s)  Lowest to Highest  (000s)   Lowest to Highest    Ratio**        Lowest to Highest
---------------------        ------  -----------------  -------  -----------------  -----------  -----------------------
Janus Aspen Worldwide
 Growth                2002    545    $4.82 to $4.90    $ 2,605    0% to 0.625%        0.66%       (24.69)% to (24.15)%
                       2001    335     6.40 to 6.46       2,154    0.05 to 0.625       0.40         (23.05) to (22.63)

Templeton
 International         2002    187     6.27 to 17.48      1,400     0 to 0.625         1.80         (17.75) to (17.23)
                       2001    372     8.17 to 21.12      3,148    0.05 to 0.625       3.71         (16.55) to (16.02)

V.A Financial
 Industries            2002     30     7.51 to 13.00        261     0 to 0.625         1.57         (17.38) to (16.83)
                       2001     14     9.09 to 15.63        143    0.05 to 0.625      1.60/b/      (9.10)/c/ to 56.30/c/

V.A Relative Value     2002     55     5.65 to 10.51        447     0 to 0.625         0.66         (40.65) to (40.25)
                       2001     38     9.52 to 17.59        486    0.05 to 0.625      0.23/b/      (4.80)/c/ to 75.90/c/

V.A. Strategic Income  2002     17    11.05 to 14.85        227     0 to 0.625         7.57            6.97 to 7.69
                       2001     34    10.33 to 13.79        366    0.05 to 0.625      11.20/b/      3.30/c/ to 37.90/c/

Health Sciences        2002    128     7.93 to 8.01       1,003      0 to 0.6          0.14         (18.92) to (18.35)
                       2001    157     9.77 to 9.81       1,541    0.05 to 0.625      --/a/       (2.30)/c/ to (1.90)/c/

Large Cap Value CORE   2002    423     8.03 to 8.73       3,401      0 to 0.6          1.23         (16.27) to (15.80)
                       2001    251     9.59 to 10.37      2,445    0.05 to 0.625      0.52/b/      (4.10)/c/ to 3.70/c/

Fundamental Value      2002  3,885     7.95 to 9.41      30,882     0 to 0.625         1.25         (15.43) to (14.84)
                       2001  4,362     9.40 to 11.05     41,886    0.05 to 0.625      0.15/b/      (6.00)/c/ to 10.50/c/

Small Cap Value        2002  2,446     9.92 to 16.06     25,592     0 to 0.625         0.71          (4.98) to (4.35)
                       2001  1,125    10.44 to 16.79     12,243    0.05 to 0.625      1.03/b/       4.40/c/ to 67.90/c/

AIM V.I. Growth        2002     52     6.00 to 14.86        347     0 to 0.625        ---/a/        (28.91) to (28.45)
                       2001     11     8.44 to 20.77        103    0.05 to 0.625       0.46%/b/   (15.60)/c/ to 107.70/c/

MFS Investors Growth   2002     79     6.47 to 7.45         519     0 to 0.625        ---/a/        (25.80) to (25.28)
                       2001     17     8.72 to 9.97         153    0.05 to 0.625      ---/a/      (12.80)/c/ to (0.30)/c/

MFS Research Series
 IC                    2002     23     6.62 to 14.49        226     0 to 0.625         0.25         (22.93) to (22.39)
                       2001      5     8.59 to 18.67         82    0.05 to 0.625      ---/a/      (14.10)/c/ to 86.70/c/

AIM V.I. Capital
 Development Series    2002     12         7.69              88          0            --/a/              (1.79)/c/

                      John Hancock Variable Life Account S

5. Unit Values (continued)


                                                                       For the years and periods ended
                                 At December 31,                                December 31,
                        ---------------------------------  -------------------------------------------------------
                                      Unit                     Expenses       Investment             Total
                        Units       Fair Value     Assets       Ratio*          Income             Return***
   Subaccount           (000s)  Lowest to Highest  (000s)  Lowest to Highest    Ratio**        Lowest to Highest
----------------        ------  -----------------  ------  -----------------  -----------  -----------------------
AYCO Growth Fund  2002    11          $6.94         $ 78          0%            0.21%/b/          (25.54)%/c/

CSI Equity        2002     3          9.93            27           0            --/a/              (0.70)/c/

Fidelity VIP II
 Overseas         2002     6      8.00 to 19.65       65       0 to 0.05        --/a/       (14.86)/c/ to (2.53)/c/

M Fund Business
 Opportunities
 Value            2002    95          8.06           747         0.05           1.29/b/           (19.08)/c/


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

                      John Hancock Variable Life Account S

5. Unit Values (continued)

b From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):

Subaccount                               2002          2001          2000
----------                               ----          ----          ----
Large Cap Aggressive Growth. . . .                                 April 28
Fundamental Growth . . . . . . . .                                 April 28
AIM V.I. Premier Equity. . . . . .                                 April 24
Fidelity VIP Growth. . . . . . . .                                 April 28
Fidelity VIP II Contrafund . . . .                                   May 1
Janus Aspen Global Technology. . .                                  June 29
Janus Aspen Worldwide Growth . . .                                  June 29
MFS New Discovery Series . . . . .                                   May 1
Templeton International. . . . . .                                   May 1
V.A Financial Industries . . . . .                    May 15
V.A Relative Value . . . . . . . .                   June 14
V.A. Strategic Income. . . . . . .                 September 24
Health Sciences. . . . . . . . . .                    June 4
Large Cap Value CORE . . . . . . .                    May 11
Fundamental Value. . . . . . . . .                    May 2
Small Cap Value. . . . . . . . . .                    May 15
AIM V.I. Growth. . . . . . . . . .                    June 4
MFS Investors Growth . . . . . . .                   June 15
MFS Research Series IC . . . . . .                  August 23
AIM V.I. Capital Development Series    July 18
AYCO Growth Fund . . . . . . . . .     April 19
CSI Equity . . . . . . . . . . . .   September 16
Fidelity VIP II Overseas . . . . .     July 10
M Fund Business Opportunities Value     May 3

                      John Hancock Variable Life Account S

5. Unit Values (continued)

c From commencement of product operations as follows (For fiscal years ending before December 31, 2002, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):

Subaccount                                                 2002                        2001
----------                                                 ----                        ----
Active Bond. . . . . . . . . . . . . . . . . .                                      October 18
International Equity Index . . . . . . . . . .                                      December 12
Small Cap Growth . . . . . . . . . . . . . . .                                      November 8
Mid Cap Growth . . . . . . . . . . . . . . . .                                        July 26
Large Cap Value. . . . . . . . . . . . . . . .                                      December 12
Money Market . . . . . . . . . . . . . . . . .                                        July 26
Real Estate Equity . . . . . . . . . . . . . .                                        July 26
Short-Term Bond. . . . . . . . . . . . . . . .                                       October 8
Small Cap Equity . . . . . . . . . . . . . . .                                      December 10
Equity Index . . . . . . . . . . . . . . . . .                                        July 26
Global Bond. . . . . . . . . . . . . . . . . .                                       October 8
Emerging Markets Equity. . . . . . . . . . . .                                      December 10
Bond Index . . . . . . . . . . . . . . . . . .                                       October 8
Small/Mid Cap CORE . . . . . . . . . . . . . .                                        July 26
High Yield Bond. . . . . . . . . . . . . . . .                                       October 8
Turner Core Growth . . . . . . . . . . . . . .                                       October 8
Brandes International Equity . . . . . . . . .                                        July 26
Large Cap Aggressive Growth. . . . . . . . . .                                      December 12
Fidelity VIP Growth. . . . . . . . . . . . . .                                      December 12
Janus Aspen Global Technology. . . . . . . . .                                      December 5
V.A. Financial Industries. . . . . . . . . . .                                  July 7 and May 15,
                                                                                    respectively
V.A. Relative Value. . . . . . . . . . . . . .                                 June 21 and Aug. 10,
                                                                                    respectively
V.A. Strategic Income. . . . . . . . . . . . .                                October 2 and Sept. 24,
                                                                                    respectively
Health Sciences. . . . . . . . . . . . . . . .                              June 15 and 4, respectively
International Equity . . . . . . . . . . . . .                                 August 29 and Nov. 4,
                                                                                    respectively
Large Cap Value CORE . . . . . . . . . . . . .                                July 2 and December 13,
                                                                                    respectively
Large/Mid Cap Value. . . . . . . . . . . . . .                              May 10 and 2, respectively
Small Cap Value. . . . . . . . . . . . . . . .                              May 25 and 15, respectively
AIM V.I. Growth. . . . . . . . . . . . . . . .                                October 17 and Dec. 5,
                                                                                    respectively
MFS Investors Growth . . . . . . . . . . . . .                                December 5 and June 15,
                                                                                    respectively
MFS Research Series. . . . . . . . . . . . . .                                October 17 and Aug. 23,
                                                                                    respectively
AIM V.I. Capital Development Series. . . . . .            July 18
AYCO Growth Fund . . . . . . . . . . . . . . .           April 19
CSI Equity . . . . . . . . . . . . . . . . . .         September 16
Fidelity VIP II Overseas . . . . . . . . . . .   July 10 and September 9,
                                                        respectively
M Fund Business Opportunities Value. . . . . .             May 3

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

    Express Delivery            Mail Delivery
    ----------------            -------------
 529 Main Street (X-4)           P.O. Box 111
 Charlestown, MA 02129         Boston, MA 02117

         Phone:                      Fax:
         ------                      ----
     1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-40 ACT NUMBER

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


 This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2003. The prospectuses involved bear the title "Majestic Variable COLI", "Majestic Variable Estate Protection", "Majestic Variable Estate Protection 98", "Majestic Variable Universal Life", "Majestic Variable Universal Life 98", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus" "Variable Estate Protection Edge", or "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                            --------------------------


   THIS SUPPLEMENT IS ACCOMPANIED WITH PROSPECTUSES DATED MAY 1, 2003 FOR THE
     FIDELITY VIP GROWTH AND MFS NEW DISCOVERY FUNDS. BE SURE TO READ THESE PROSPECTUSES BEFORE SELECTING THE CORRESPONDING VARIABLE INVESTMENT OPTIONS.

                           --------------------------





                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following two additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:             UNDERLYING FUNDMANAGED BY:
 ---------------------------             --------------------------
 Equity Options:
  Fidelity VIP Growth                    Fidelity Management & Research Company
  MFS New Discovery                      MFS Investment Management(R)
--------------------------------------------------------------------------------

  We may modify or delete either of these additional variable investment options in the future.

  2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL FUND                   TOTAL FUND
                                                     DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                        INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSES
                                        MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME               FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES
 (NOTE 2A):
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ New Discovery                    0.90%           N/A             0.15%           1.05%          0.00%         1.05%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS:
--------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Growth                  0.58%          0.10%            0.09%           0.77%          0.00%         0.77%
--------------------------------------------------------------------------------------------------------------------------------

     (2A) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 1.04% for MFS New Discovery.

3. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the MFS/(R)/ New Discovery variable investment option, the assets of the subaccount are invested in the corresponding investment option of the MFS(R) Variable Insurance Trust. When you select the Fidelity(R) VIP Growth variable investment option, the assets of the subaccount are invested in the corresponding investment option of the Variable Insurance Products Fund. In this prospectus, the term 'Series Fund' includes the MFS(R) Variable Insurance Trust and the Variable Insurance Products Fund, and the term 'funds' includes the MFS(R) New Discovery and the Fidelity(R) VIP Growth funds."

PROD SUP-1 (5/03)

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Flex-V1" or "Flex-V2". We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:            UNDERLYING FUNDMANAGED BY:
 ---------------------------            --------------------------
 EQUITY OPTIONS:
  Brandes International Equity .......  Brandes Investment Partners, L.P.
  Business Opportunity Value .........  Iridian Asset Management LLC
  Frontier Capital Appreciation ......  Frontier Capital Management Company, LLC
  Turner Core Growth .................  Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Executive Variable Life, Medallion Executive Variable Life III, Variable Estate Protection, Variable Estate Protection Plus, and Variable

Estate Protection Edge Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity     0.73%           N/A               0.24%         0.97%          0.00%           0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value       0.65%           N/A              %              1.90%          1.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation    0.90%           N/A               0.23%         1.13%          0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth               0.45%           N/A               0.30%         0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------

     (4) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity    0.73%           N/A               0.24%         0.97%           0.00%            0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value      0.65%           N/A              %              1.90%           1.00%            0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation   0.90%           N/A               0.23%         1.13%           0.00%            1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth. . . . . . . 0.45%           N/A               0.30%         0.75%           0.00%            0.75%
--------------------------------------------------------------------------------------------------------------------------

     (2) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Business Opportunity Value variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Medallion Executive Variable Life III." We refer to these prospectuses as the "Product Prospectuses."

  This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE AYCO SERIES TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE AYCO GROWTH FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

1. The table on the cover page of each Product Prospectus is amended to include the following additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION:                UNDERLYING FUNDMANAGED BY:
---------------------------                --------------------------
Equity Options:
  Ayco Growth                               The AYCO Company, L.P.
--------------------------------------------------------------------------------

    2. The following table replaces the fourth table in the "FEE TABLES" section of each Product Prospectus that describes the range of Fund expenses that you will pay:

-------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
RANGE OF EXPENSES WITHOUT TAKING           0.23%                3.67%
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------
RANGE OF EXPENSES AFTER TAKING             0.23%                1.60%*
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------

* The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

3. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                    TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
          FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
AYCO SERIES TRUST (NOTE 5):
---------------------------------------------------------------------------------------------------------------------------
Ayco Growth                         0.80%           N/A             2.87%           3.67%          2.67%          1.00%
---------------------------------------------------------------------------------------------------------------------------

    (5) The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the Ayco Growth variable investment option, the assets of the subaccount is invested in the corresponding investment option of the AYCO Series Trust. In this prospectus, the term 'Series Fund' includes AYCO Series Trust, and the term 'funds' includes the Ayco Growth Fund."

AYCO Prod Supp (5/03)

                          SUPPLEMENT DATED MAY 1, 2003


                                       TO


                         PROSPECTUSES DATED MAY 1, 2003


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection Plus" or "Variable Estate Protection Edge." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           __________________________

   THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE WORLD INSURANCE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE CSI EQUITY FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE
                INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           __________________________

                        AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

----------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:          UNDERLYING FUNDMANAGED BY:
 ---------------------------          --------------------------
 Equity Options:
  CSI Equity                          CSI Capital Management, Inc.
----------------------------------------------------------------------

2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                   TOTAL FUND
                                              DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                 INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                 MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
        FUND NAME                   FEE           FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE WORLD INSURANCE TRUST
(NOTE 6):
------------------------------------------------------------------------------------------------------------------------------------
CSI Equity. . . . . . . . .        1.00%           N/A             0.46%           1.46%          0.21%           1.25
------------------------------------------------------------------------------------------------------------------------------------


6) Because the CSI Equity Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. ("collectively, the "Service Providers"), have entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2003.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

     "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'funds' includes the corresponding investment options of The World Insurance Trust."

CSI Prod Supp (5/03)

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                       ---------------------------------

     This supplement is intended to be distributed with prospectuses dated
May 1, 2003 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

..    Medallion Variable Universal Life Plus (MASSACHUSETTS AND TEXAS ONLY)

..    Medallion Variable Universal Life Edge (MARYLAND, MASSACHUSETTS AND TEXAS
     ONLY)

..    Variable Estate Protection Plus (MASSACHUSETTS AND TEXAS ONLY)

..    Variable Estate Protection Edge (MASSACHUSETTS AND TEXAS ONLY)

                       ----------------------------------

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.


MD-MA-TX (5/03)

                            Part C: Other Information

Item 27. Exhibits

(a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

(b) Not Applicable

(c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) Form of flexible premium variable life insurance policy, incorporated by reference to Post-Effective Amendment No. 1 to this File, File No. 333-55172, filed on June 27, 2001.

(e) Form of application for policy, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 333-55172, filed on June 27, 2001.

(f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

   (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

(g) Not Applicable

(h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

   (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

   (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

(i)    Not applicable.

(j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 333-55172, filed on June 27, 2001.

(l)    Not applicable.

(m)    Not applicable.

(n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

(n)(1) Consent of Independent Auditors, filed herewith.

(o)    Not applicable.

(p)    Not applicable.

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

Directors
---------
Michael A. Bell
Michele G. Van Leer
Ronald J. Bocage
Todd G. Engelsen
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
--------
Michael A. Bell            Chairman
Michele G. Van Leer        Vice Chairman & President
Peter Scavongelli          Secretary
Julie H. Indge             Treasurer
Ronald J. Bocage           Vice President & Counsel
Todd G. Engelsen           Vice President
Dec Mullarkey              Vice President
Barbara L. Luddy           Vice President & Actuary
Daniel L. Ouellette        Vice President
Robert R. Reitano          Vice President - Chief Investment Officer
Paul J. Strong             Vice President and Illustration Actuary
Rosalie M. Calabraro       Assistant Secretary
Stephen J. Blewitt         Vice President - Investment
George H. Braun            Vice President - Investment
Willma H. Davis            Vice President - Investment
Mark W. Davis              Vice President - Investment
Scott S. Hartz             Vice President - Investment
Paul F. Hahesy             Vice President - Investment
E. Kendall Hines, Jr.      Vice President - Investment
Deborah H. McAneny         Vice President - Investment
C. Bruce Metzler           Vice President - Investment
Roger G. Nastou            Vice President - Investment
Phillip J. Peters          Vice President - Investment
Steven Mark Ray            Vice President - Investment
Barry L. Shemin            Vice President - Appointed Actuary
Margaret M. Stapleton      Vice President - Investment
Diane M. Crisileo          Vice President - Investment
Barry E. Welch             Vice President - Investment
Barry Nectow               Vice President - Investment
William McPadden           Vice President - Investment
David Henderson            Vice President - Investment
Earl Baucom                Controller
Patrick Gill               Assistant Controller
Paula M. Pashko            Assistant Controller
Peter S. Mitsopoulos       Assistant Treasurer
Kevin J. McWilliams        Assistant Treasurer

-----------
All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled or Under Common Control with the Depositor or Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

         NAME                       TITLE
         ----                       -----
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Gregory P. Winn            Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

------------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c)  (1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to
     Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2003.


                          On behalf of the Registrant
                      John Hancock Variable Life Account S
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                          By: /s/ Michele G. Van Leer
                              -----------------------
                              Michele G. Van Leer
                          President and Vice Chairman




                  John Hancock Variable Life Insurance Company
                                  (Depositor)

                          By: /s/ Michele G. Van Leer
                              -----------------------
                              Michele G. Van Leer
                             President Vice Chairman


Attest: /s/ Peter Scavongelli
        ---------------------
        Peter Scavongelli
        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

/s/ EARL W. BAUCOM                                   April 30, 2003
------------------
Earl W. Baucom
Controller
(Principal Accounting Officer)


/s/ JULIE H. INDGE                                   April 30, 2003
---------------------------
Julie H. Indge
Treasurer
(Principal Financial Officer)


/s/  MICHELE G. VAN LEER                             April 30, 2003
------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
(Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:

Michael A. Bell            Chairman of the Board
Ronald J. Bocage           Director
Todd G. Engelsen           Director
Barbara L. Luddy           Director
Dec Mullarkey              Director
Daniel L. Ouellette        Director
Robert R. Reitano          Director
Paul Strong                Director